UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Jesup & Lamont, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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JESUP & LAMONT, INC.
_____________________________

NOTICE OF COMBINED 2008 AND 2009 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 19, 2009
______________________________

To the Shareholders of Jesup & Lamont, Inc.:

NOTICE IS HEREBY GIVEN that the Combined 2008 and 2009 Annual Meeting of Shareholders of Jesup & Lamont, Inc. will be held at Jesup & Lamont Securities Corporation, 650 Fifth Avenue, New York, NY 10019 on May 19, 2009 at 10:00 a.m., local time for the purpose of considering and acting on the following matters:

1.	Election of six (6) directors.

2.
Approval of an amendment and restatement of our 2007 Incentive Compensation Plan to increase the maximum number of shares to be eligible for grant thereunder by 6,000,000, up to an aggregate of 10,000,000.

3.	Approval of the proposed issuance of up to 20,000,000 shares of our Common Stock in exchange for and payment of an aggregate amount of up to $10,000,000 of our outstanding debt.

4.	Approval of the proposed issuance of shares of our Common Stock in payment of $116,164.00 of liquidated damages.

5.	Approval of a stock purchase plan to enable us to sell and issue up to $10,000,000 of shares of our Common Stock to our directors, officers, employees or consultants.

6.	Approval of a compensation plan to enable us to issue shares of our Common Stock to our employees or independent consultants as a portion of their compensation.

7.	Approval of an amendment to our Articles of Incorporation to increase our number of authorized shares of Common Stock and Preferred Stock

8.
Ratification of the selection of Rosen Seymour Shapss Martin & Company LLP, successor to Miller, Ellin & Company, LLP, as our independent registered public accounting firm for the fiscal year ended December 31, 2008 and for the fiscal year ending December 31, 2009.

9.	Any and all matters incident to the foregoing, and such other business as may legally come before the meeting and any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on March 20, 2009 as the Record Date for determining the shareholders having the right to notice of and to vote at the meeting (the “Record Date”).

If you were a shareholder of record at the close of business on March 20, 2009, you may vote by proxy or in person at the annual meeting. Your vote is important, regardless of the number of shares you own. Whether you plan to attend the annual meeting or not, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD promptly and mail it in the envelope provided. If you attend the meeting and prefer to vote in person, you may do so since your proxy is revocable at your option.

By order of the Board of Directors

Steven M. Rabinovici
Chairman of the Board

Longwood, Florida
April 22, 2009

JESUP & LAMONT, INC.
______________________

PROXY STATEMENT
_______________________

FOR COMBINED 2008 AND 2009 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 19, 2009

The Board of Directors of Jesup & Lamont, Inc. (“Jesup”) is providing the enclosed proxy materials to you in connection with its solicitation of proxies to be voted at Jesup’s Combined 2008 and 2009 Annual Meeting of Shareholders and any adjournment, postponement or continuation of the Annual Meeting. The Annual Meeting will be held at Jesup & Lamont Securities Corporation, 650 Fifth Avenue, New York, NY 10019 on May 19, 2009 at 10:00 a.m., local time, for the purposes described in the enclosed Notice of Meeting and this Proxy Statement. This Proxy Statement and the accompanying proxy will first be mailed to shareholders on or about April 22, 2009.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why did you send me this proxy statement?

Jesup sent you this proxy statement and the enclosed proxy card because you are a Jesup shareholder and Jesup’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information about the issues to be voted upon at the meeting.

This proxy statement is being mailed on or about April 22, 2009 to all shareholders of record at the close of business on March 20, 2009 (the “Record Date”). On the Record Date, there were 21,873,582 shares of Jesup common stock, par value $0.01 per share, outstanding and entitled to vote. Each share of common stock is entitled to one vote. There were also outstanding 7,062 shares of Series C Preferred Stock, entitled to an aggregate of 353,100 votes; 781,527 shares of Series F Preferred Stock, entitled to an aggregate of 781,527 votes, and 1,688 shares of Series G Preferred Stock, entitled to an aggregate of 2,481,360 votes. In the aggregate, 25,489,569 votes may be cast at the Annual Meeting. Shares represented by each properly executed, unrevoked proxy received in time for the meeting will be voted as specified.

The expense of this solicitation, including the cost of preparing, assembling and mailing the Notice of Annual Meeting, Proxy and Proxy Statement, will be borne by Jesup. In addition to the solicitation of proxies by use of the mails, some of the officers and employees of Jesup, without extra remuneration, may solicit proxies personally, by telephone or otherwise. In addition, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy materials to their principals, and Jesup will reimburse them for their expenses in forwarding these materials.

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponement or adjournment of the meeting.

How many votes do I have?

Each share of Jesup common stock that you owned on the record date entitles you to one vote.  Each share of Series C Convertible Preferred Stock owned on the Record Date is entitled to 50 votes, each share of Series F Convertible Preferred Stock to one vote, and each share of Series G Convertible Preferred Stock to 1,470 votes.

How many votes must be present to hold the meeting?

Under our bylaws and the Florida Business Corporation Act, Section 0725, the holders of a majority of Jesup’s shares of capital stock entitled to vote must be present at the meeting in person or by proxy in order to fulfill the quorum requirement necessary to hold the meeting. This means at least 12,744,785 voting shares must be present. We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved. If a quorum is not present, the shareholders entitled to vote at the meeting, either present or represented by proxy, may adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present or represented. However, if the date of any adjourned meeting is more than thirty days after the date for which the meeting was originally noticed, Jesup must give written notice of the place, date and hour of the adjourned meeting in accordance with its bylaws. No new record date need be set for any adjourned meeting unless the meeting is adjourned to a date more than 120 days after the original meeting date

How do I vote?

You can vote by completing, signing, dating and mailing the enclosed proxy card in the envelope provided. When a proxy is returned properly, the shares represented by the proxy will be voted in accordance with your instructions. You are urged to specify your choice by marking the appropriate boxes on the enclosed proxy card. If a proxy card is dated, signed and returned without specifying choices, the shares will be voted as recommended by the proxies listed on the proxy card.

You may also come to the Annual Meeting and cast your vote there. If your shares are held in the name of your broker, bank or other nominee and you wish to vote at the Annual Meeting, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on the Record Date, and that you have a right to vote your shares.

How do I vote if my shares are held in street name?

If your shares are held in street name, you should follow the voting instructions provided by your broker. If you hold your shares in street name and wish to vote at the meeting, you must obtain a written authorization from your broker and bring that authorization to the meeting. In the authorization the broker must acknowledge that your shares will not be voted by the broker.

Regardless of how your shares are registered, if you complete and properly sign the accompanying proxy card and return it to the address indicated, it will be voted as you direct.

What are the voting recommendations of the Board of Directors?

The Board of Directors recommends that you vote in the following manner:

1.	FOR each of the persons nominated by the Board of Directors to serve as directors.

2.	FOR approval of the amendment and restatement of our 2007 Incentive Compensation Plan.

3.	FOR approval of the proposed issuance of up to 20,000,000 shares of our Common Stock in exchange for and payment of an aggregate amount of up to $10,000,000 of our outstanding debt.

4.	FOR approval of the proposed issuance of shares of our Common Stock in payment of $116,164.00 of liquidated damages.

5.	FOR approval of a stock purchase plan to enable us to sell and issue up to $10,000,000 of shares of our Common Stock to our directors, officers, employees or consultants.

6.	FOR approval of a compensation plan to enable us to issue shares of our Common Stock to our employees or independent consultants as a portion of their compensation.

7.	FOR approval of an amendment to our Articles of Incorporation to increase our number of authorized shares of Common Stock and Preferred Stock.

8.
FOR ratification of the selection of Rosen Seymour Shapss Martin & Company LLP as the independent registered public accounting firm for the fiscal year ended December 31, 2008 and for the fiscal year ending December 31, 2009.

Unless you give contrary instructions on your proxy card, the persons named as proxies will vote your shares in accordance with the recommendations of the Board of Directors.

Will any other matters be voted on?

We do not know of any other matters that will be brought before the shareholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your signed proxy card would authorize Steven Rabinovici and Alan Weichselbaum, or either of them, to vote on such matters in their discretion.

May I revoke my vote after I have sent in my proxy?

You may revoke your proxy after it has been submitted by notifying the Corporate Secretary in writing at Jesup’s principal executive offices at the address on the cover of this proxy statement. If you attend the meeting and wish to vote in person, you may request that your previously submitted vote not be used any time before it is voted.

How will my proxy be counted towards a quorum?

Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by shareholders will be treated as present at the meeting for purposes of determining a quorum. Shares which are present, or represented by a proxy, will be counted for quorum purposes regardless of whether or not the holder of the shares or proxy votes on a matter. Broker non-votes will also be counted in determining a quorum.

What vote is required to pass the proposals under Florida state law and our governing documents?

Election of Directors (Proposal 1) - The director nominees receiving the highest number of votes cast in favor of their election (up to number to be elected) will be elected.

Other Proposals (including Proposal 8) - For any other proposal, the affirmative vote of a majority of the shares of capital stock present in person or by proxy and entitled to vote thereon is required to approve the proposal, unless a proposal other than Proposals 2, 3, 4, 5, 6, 7 or 8 is properly presented at the Annual Meeting which requires a different vote pursuant to applicable law or Jesup’s Articles of Incorporation or By-Laws.

All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

What is the effect of an “abstention” or “withhold” vote on the proposals to be voted on at the meeting?

Pursuant to our governing documents and the Florida Business Corporation Act, Sections 0725 and 0728, a share voted “abstain” with respect to any proposal is considered as present and entitled to vote with respect to that proposal, but is not considered a vote cast with respect to that proposal. Because proposals other than the election of directors require the affirmative vote of the holders of a majority of the voting securities present in person or represented by proxy and entitled to vote on each proposal in order to pass, an abstention will have the effect of a vote against those proposals. A “withhold” vote with respect to any director nominee will be counted for purposes of determining whether there is a quorum but will have no legal effect for purposes of electing the nominee since a “withhold” vote is not considered a vote cast.

What is the effect of a “broker non-vote” on the proposals to be voted on at the meeting under our governing documents and the Florida Business Corporation Act?

A “broker non-vote” occurs if your shares are not registered in your name and you do not provide the record holder of your shares (usually a bank, broker, or other nominee) with voting instructions on a matter and the record holder is not permitted to vote on the matter without instructions from you under New York Stock Exchange rules that generally apply to such record holders (notwithstanding the fact that shares of our common stock are traded on the NYSE Amex). A broker may not give a proxy to vote without instructions from beneficial owners when the matter to be voted upon is one of certain itemized matters (typically termed “non-routine” matters), certain of which involve implementing or materially revising an equity compensation plan,  altering the terms or conditions of existing stock or indebtedness and amending a company’s articles of incorporation. A broker non-vote is not considered a “vote cast” or “entitled to vote” with respect to a “non-routine” matter.

As a result, brokers who do not receive instructions as to how to vote on Proposals 2, 3, 4, 5, 6 or 7 may not give a proxy to vote on these Proposals. Any resulting “broker non-votes” will not be considered entitled to vote with respect to Proposals 2, 3, 4, 5, 6 or 7 thereby having the effect of reducing the number of “For” votes required to approve these Proposals. However, brokers who do not receive instructions as to how to vote on Proposals 1 and 6 may generally vote on these matters in their discretion.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Six (6) directors are to be elected at the Annual Meeting, each for a term of one year and until the election and qualification of a successor or until the director’s earlier resignation or removal.

It is intended that votes pursuant to the enclosed proxy will be cast for the election of the six (6) nominees named below. In the event that any such nominee should become unable or unwilling to serve as a director, the persons named on the proxy card as proxies may vote for the election of such other person or persons as may be designated by the Board of Directors. Management has no reason to believe these nominees will not be available for election or will be unable to serve as a director.

The following table sets forth the names and ages of each nominee, the principal occupation of each during the past five years and the period, if any, during which each has served as a director of Jesup. Information as to the stock ownership of each nominee is set forth under "Security Ownership of Certain Beneficial Owners and Management." All of the nominees to the Board of Directors have been approved, recommended and nominated for election or re-election to the Board of Directors by Jesup’s Nominating/Corporate Governance Committee and by the Board of Directors.

Name	Age	Position	Director Since

Donald A. Wojnowski, Jr.	49	President and Director	2004
Steven M. Rabinovici	56	Chairman of the Board and Director	2005
Alan Weichselbaum	44	Chief Executive Officer, Acting Chief Financial Officer and Director	2008
John C. Rudy (1)(2)(3)	66	Director	2005
Benjamin J. Douek (1)(2)(3)	58	Director	2008
Mark A. Wilton (1)(2)(3)	62	Director	2009

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating/Corporate Governance Committee

Donald A. Wojnowski Jr. joined our company in 1993 and has been a member of the Board of Directors since June 2004.  Mr. Wojnowski is also our President and was our Chief Executive Officer from July 2005 to April 2009. Mr. Wojnowski is also the President and Chief Executive Officer of one of our wholly-owned subsidiaries, Empire Financial Group, Inc. Mr. Wojnowski has served as our President since June 2004. Prior to holding his current position, Mr. Wojnowski was our Vice President of Business Development, a position he held from September 1999 until February 2004.

Steven M. Rabinovici became a director of our company in May 2005 and was elected Chairman of the Board in July 2005. Mr. Rabinovici has over 25 years experience as a senior executive in both the profit and non-profit sectors. From 1992 through 2004, Mr. Rabinovici was the chief executive officer of Complete Management Inc., a physician practice management company.

Alan Weichselbaum became a director of Jesup in May 2008. Mr. Weichselbaum was appointed as our Chief Financial Officer on February 26, 2009.  Mr. Weichselbaum was appointed as our Chief Executive Officer in April 2009, and as a result, will perform his financial role as Acting Chief Financial Officer until his successor is named.  Mr. Weichselbaum has held multiple senior positions in the asset management and financial services industries. Since March 2006 he has served as a founder and managing member of Gimmel Partners L.P., a limited partnership that invests in US equities with a concentration in the small cap and micro cap sectors. From February 2001 until December 2005 he was an analyst and asset manager at Fulcrum Global Partners. Before that Mr. Weichselbaum worked at Gerard Klauer Mattison, Arbor Partners, NatWest Securities, Phillip Morris Capital Corporation and Price Waterhouse. He holds an MBA and is a CPA.

John C. Rudy became a director of our company in May 2005 and serves on our audit, compensation and nominating committees. Mr. Rudy has over 35 years of experience in financial and business operations. Since 1992, Mr. Rudy has been President of Beacon Business Services, Inc., a business consulting and accounting firm, which he founded. Mr. Rudy has also served as Chief Financial Officer of Hometown Auto Retailers, Inc., a publicly traded auto dealership group and Sona Mobile Holdings Corp., a publicly traded wireless technology company.  He currently serves as Chief Financial Officer and member of the Board of Directors of Zunicom, Inc., a publicly traded company installing and maintaining business centers in hotels through a wholly owned subsidiary located in Toronto, Canada.  From May 2005 through June 2008 he served as a director of Trey Resources, Inc., a publicly-traded software reseller.  From July 2005 through August 2008 he served as a director of AdStar, Inc., a publicly-traded company engaged in internet and placement services and products.  Mr. Rudy received an MBA from Emory University and has been a Certified Public Accountant since 1972.

Benjamin J. Douek became a director of Jesup in April 2008 and serves on our audit, compensation and nominating committees. Mr. Douek has held senior executive positions and chief financial officerships in a wide array of corporations providing financial services, crisis and turnaround management consulting and diverse internet media services. Since 2006, Mr. Douek has served as a consultant to financial institutions engaged in general securities operations and wealth management. In 2006, Mr. Douek founded and has since been managing member of a private company whose business is spearheading the creation and development of an international wine lifestyle brand. From 2002 to 2005 he served as Senior Vice President of a consulting firm that specialized in restructuring and turnaround management of companies with a diverse range of business. Earlier in his career, he served as Executive Vice President and Director of Investment Banking and as a member of the Board of Directors and Management and Commitment Committees of Ladenburg Thalmann and Co. Inc., and as a Managing Director and Principal of Donaldson, Lufkin & Jenrette Securities Corporation.

Mark A. Wilton became a director of Jesup in March 2009 and serves on our audit, compensation and nominating committees.  Mr. Wilton currently serves as the President and CEO of MarWil Investments GMBh – Co-KG, an international corporation that has owned and managed European commercial real estate since 1976.  Mr. Wilton also serves as the sole director of MarWil Investments USA, a company he founded in 1978 that owns, develops and manages residential income properties.  From 1978 to 1985, Mr. Wilton served as President and CEO of Marlind Inc., a general contracting and development company that he also founded.  Mr. Wilton has also held directorships with several banks.  From 1976 to 1980, Mr. Wilton was a director of Centennial Bank, from its organization through its bank certification.  From 2000 to 2008, Mr. Wilton was a director of Greater Bay Bank, the successor to Bay Bank of Commerce, for which he also served as a director from 1981 to 2000, from its organization and bank certification until its sale to Greater Bay Bank.  Greater Bay Bank was subsequently sold to Wells Fargo Bank in 2008.  Mr. Wilton is a graduate of the American College of Switzerland with a B.B.S. in both International Economics and International Business.

All directors hold office until the next Annual Meeting of shareholders and until their successors are duly elected and qualified. Officers are elected to serve, subject to the discretion of the Board of Directors, until their successors are appointed.

Director Independence

The Board of Directors has determined, in accordance with the listing standards of the NYSE Amex, that: (i) John Rudy, Benjamin Douek and Mark Wilton are independent, and such independent directors will at all times represent a majority of its members; (ii) John Rudy, Benjamin Douek and Mark Wilton, as members of the Audit Committee, are independent for such purposes; and (iii) John Rudy, Benjamin Douek and Mark Wilton, as members of the Compensation Committee, are independent for such purposes.

In determining director independence, our Board of Directors applies the independence standards set by the NYSE Amex. In its application of such standards the Board of Directors takes into consideration all transactions with Independent Directors and the impact of such transactions, if any, on any of the Independent Directors’ ability to continue to serve on our Board of Directors. To that end, for the fiscal years ended 2007 and 2008, our Board of Directors considered the fees paid to the Independent Directors disclosed in Executive Compensation and Director Compensation and determined that those transactions were within the limits of the independence standards set by the NYSE Amex and did not impact their ability to continue to serve as Independent Directors.

Committees of the Board of Directors

Our Board of Directors has established audit, compensation and nominating/corporate governance committees. The Compensation Committee reviews and recommends to the Board the compensation and benefits of all our officers, reviews general policy matters relating to compensation and benefits of our employees, and administers the issuance of stock options to our officers, employees, directors and consultants. All compensation arrangements between us and our directors, officers and affiliates are reviewed by the Compensation Committee, all of whose members are independent directors. The Audit Committee meets with management and our independent auditors to determine the adequacy of internal controls and other financial reporting matters.

Attendance at Committee and Board of Directors Meetings

During the years ended December 31, 2007 and 2008, the Board held 12 and 6 meetings, respectively.  All directors attended more than 75% of the number of meetings of the Board and its committees on which they served. It is our policy that directors are invited and encouraged to attend the Annual Meeting. All of our then directors attended the 2007 Annual Meeting in person except one, who attended by telephone conference.

Compensation Committee

The Compensation Committee reviews and recommends to the Board the compensation and benefits of all our officers, reviews general policy matters relating to compensation and benefits of our executive officers, and administers the issuance of stock options under our stock option plan. The Compensation Committee is currently comprised of John Rudy (who joined the committee in 2005), Benjamin J. Douek (who joined the committee in April 2008 following the resignations, in January 2008, of Brad Gordon and Kirk Warshaw) and Mark Wilton (who joined the committee in March 2009). For each of the years ended December 31, 2007 and 2008, the Compensation Committee held one meeting.  The Compensation Committee has adopted a written charter, which is available to security holders on our website at www.empirefinancialholdings.com.

Audit Committee

We have a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 by and among the Board of Directors. The Audit Committee was established to meet with management and our independent accountants to determine the adequacy of internal controls and other financial reporting matters. The Board adopted a written charter for the Audit Committee in August 2003 (the “Charter”). The Charter is not available on our website, but was attached as Appendix B to our proxy materials for our 2007 annual meeting of stockholders. The Audit Committee reviewed our audited financial statements for the years ended December 31, 2007 and 2008 and met with our management to discuss such audited financial statements. The Audit Committee has discussed with our independent accountants, Miller, Ellin & Company, LLP and Rosen Seymour Shapps Martin & Company LLP, the matters required to be discussed pursuant to Statement on Accounting Standards No. 61; has received the written disclosures and the letters from each of Miller, Ellin & Company, LLP and Rosen Seymour Shapps Martin & Company LLP required by the Independence Standards Board Standard No. 1; has discussed with Miller, Ellin & Company, LLP and Rosen Seymour Shapps Martin & Company LLP their independence from our management and from us; and has given Miller, Ellin & Company, LLP and Rosen Seymour Shapps Martin & Company LLP full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Reports on Form 10-KSB and Form 10-K. The Audit Committee is comprised of Messrs. Rudy, Douek and Wilton. The Board of Directors has determined that each of Mr. Rudy, Mr. Douek and Mr. Wilton is "independent" within the meaning of the rules of both the NYSE Amex and the Securities and Exchange Commission (“SEC”). The Board of Directors has also determined that each member is financially literate and at least one member of the Audit Committee has accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE Amex, and that each of Benjamin J. Douek, John C. Rudy and Mark A. Wilton qualify as an "audit committee financial expert" within the meaning of the rules of the SEC.

During the years ended December 31, 2007 and 2008, the Audit Committee held five and four meetings, respectively.

Nominating/Corporate Governance Committee

Our nominating/corporate governance committee is currently comprised of two non-employee members of our Board of Directors, John Rudy, Benjamin J. Douek and Mark A. Wilton.  The committee considers candidates for board membership suggested by its members, as well as management and shareholders. The nominating/corporate governance committee also has the sole authority to retain and to terminate any search firm to be used to assist in identifying candidates.

The Nominating Committee believes that the minimum qualifications for service as a director of Jesup are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board's oversight of the business and affairs of Jesup and an impeccable reputation of integrity and competence in his or her personal or professional activities. The Nominating Committee's evaluation of potential candidates shall be consistent with the Board's criteria for selecting new directors. Such criteria include an understanding of Jesup’s business environment and the possession of such knowledge, skills, expertise and diversity of experience so as to enhance the Board's ability to manage and direct our affairs and business, including when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements. The Nominating Committee may also receive suggestions from current Board members, company executive officers or other sources, which may be either unsolicited or in response to requests from the Nominating Committee for such candidates. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates.

Once a person has been identified by the Nominating Committee as a potential candidate, the Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Nominating Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee may request information from the candidate, review the person's accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating Committee may consider all such information in light of information regarding any other candidates that the Nominating Committee might be evaluating for membership on the Board. In certain instances, Nominating Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments. The Nominating Committee's evaluation process does not vary based on whether or not a candidate is recommended by a shareholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held.

The Nominating Committee will consider director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information: the name of the shareholder and evidence of the person's ownership of our stock, including the number of shares owned and the length of time of ownership; the name of the candidate, the candidate's resume or a listing of his or her qualifications to be a director of Jesup; and, the person's consent to be named as a director if selected by the Nominating Committee and nominated by the Board.

Our nominating/corporate governance committee will also consider whether to nominate any person nominated by a shareholder under the provision of our bylaws relating to shareholder nominations as described in "Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Shareholders" on page 33. The Secretary will submit all shareholder nominations to our nominating/corporate governance committee for review. The shareholder recommendation and information described above must be sent to our Chief Financial Officer at 650 Fifth Avenue, New York, New York 10019 and must be received not less than 120 days prior to the anniversary date of our most recent annual meeting of shareholders.

For each of  the years ended December 31, 2007 and 2008, the Nominating/Corporate Governance Committee held one meeting. The Nominating/Corporate Governance Committee has adopted a written charter, which is available to security holders on our website at www.empirefinancialholdings.com.

Code of Ethics

We have adopted a code of ethics (as defined in Item 406 of Regulation S-K) that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted the text of our code of ethics on our website, www.empirefinancialholdings.com.

Shareholder Communication with the Board of Directors

The Board of Directors has established a process to receive communications from shareholders. Shareholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, any Board committee or any chair of any such committee by mail or electronically. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent c/o Corporate Secretary at 650 Fifth Avenue, New York, New York 10019. All communications received as set forth in the preceding paragraph will be opened by our Corporate Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, our Corporate Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Our voting securities outstanding on March 31, 2009 consisted of 21,873,582 shares of common stock, 7,062 shares of Series C Preferred Stock, entitled to an aggregate of 353,100 votes; and 781,527 shares of Series F Preferred Stock, entitled to an aggregate of 781,527 votes and 1,688 shares of Series G Preferred Stock, entitled to an aggregate of 2,481,360 votes. The following table shows as of December 31, 2008, the amount of voting securities beneficially owned by:

(i)	each of our Named Executive officers (as defined in the Summary Compensation Table below),

(ii)	each of our directors and director nominees

(iii)	all of our directors and director nominees and executive officers as a group and

(iv)	each person known by us to beneficially own more than 5% of the total combined voting power of all voting securities.

Unless otherwise stated, the address of each holder is c/o Jesup & Lamont, Inc., 2170 West State Road 434, Suite 100, Longwood, Florida 32779.

Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of common stock owned by them. All information with respect to beneficial ownership has been furnished to us by the respective shareholder.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percentage of Outstanding
Donald A. Wojnowski Jr. (3)	625,860	2.8%
Steven M. Rabinovici (9, 10)	5,381,962	24.0%
John C. Rudy (4)	235,000	0.6%
Benjamin J. Douek (5)	100,000	0.3%
Alan Weichselbaum (6)	4,576,029	14.3%
James B. Fellus (7)	4,519,929	14.1%
James M. Matthew (10)*	125,000	0.6%
Kevin A. Carreno (11)**	—	—
Stephen J. DeGroat (9)	632,451	2.8%
William F. Moreno (12)	308,021	1.4%
The Gagne First Revocable Trust (8,9)	1,002,676	4.5%
EFH Partners, LLC (13,15)	5,181,962	23.1%
Wexus Capital	3,869,969	17.3%
Joab Capital	3,869,969	17.3%
Steven A. Horowitz (14)	5,384,462	24.0%
Paul H. Brown (15)	3,342,984	14.9%
Daniel J. Barnett (16)	1,262,110	5.6%
Harvey McGrath (17)	1,240,680	5.5%

All directors and executive
officers as a group (six
individuals)	15,338,780	36.9%

*	Mr. Matthew resigned from his position as Chief Financial Officer of Jesup & Lamont, Inc. effective December 31, 2008.

**	Mr. Carreno resigned from his position as Chief Operating Officer of Jesup & Lamont, Inc. effective October 31, 2008.

(1)
The addresses of the persons named in this table are as follows: Donald A. Wojnowski, Steven M. Rabinovici, James M. Matthew, and Kevin A. Carreno, 2170 West State Road 434, Suite 100, Longwood, Florida 32779; John C. Rudy, 245 Main Street, Suite 2N, Matawan, NJ 07747; Kevin Gagne, 1911 Lake Markham Preserve Trail, Sanford, Fl 32771; Steven A. Horowitz, 400 Garden City Plaza, Garden City, NY 11530; EFH Partners, LLC, 405 Park Avenue, Suite 1401, New York, NY 10022; The Gagne First Revocable Trust, 1911 Lake Markham Preserve Trail, Sanford, Fl 32771; Benjamin J. Douek, James B. Fellus, Stephen J. DeGroat and William F. Moreno, Jesup & Lamont Securities Corporation, 650 Fifth Avenue New York, NY 10019; Paul H. Brown, Le Panorama AB, 57 Rue Grimaldi, MC 98000, Monaco; Daniel J. Barnett, 297 Asharoken Avenue, Northport, NY 11768; Harvey McGrath, c/o Windels Marx Lane & Mittendorf LLP, 156 West 56th Street, New York, NY 10019; and Alan Weichselbaum, 50 Sealy Drive, Lawrence, NY 11559.

(2)
A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from March 31, 2009 upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from March 31, 2009 have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. All percentages are determined based on the number of all shares, including those underlying options, warrants and convertible securities exercisable or convertible within 60 days from March 31, 2009 held by the named individual, divided by 21,873,582 outstanding shares on March 31, 2009 plus those shares underlying options, warrants and convertible securities exercisable or convertible within 60 days from March 31, 2009 held by the named individual or the group. Certain securities shown as beneficially owned are securities subscribed but not yet issued that the holder is legally entitled to pursuant to executed and fully paid subscription agreements.

(3)
Mr. Wojnowski owns options to purchase 425,000 shares of common stock at $2.00 per share, all of which are exercisable within 60 days from March 31, 2009. Mr. Wojnowski also owns 64,844 shares of restricted common stock, all of which are vested within 60 days from March 31, 2009.

(4)
Mr. Rudy owns options that are currently eligible to purchase 50,000 shares of our common stock at $2.05 per share, 10,000 shares at $2.82 per share, 75,000 shares of our common stock at $1.42 per share, and 100,000 shares of our common stock at $1.07 per share, all of which are exercisable within 60 days from March 31, 2009.

(5)	Mr. Douek owns options that are currently eligible to purchase 100,000 shares of our common stock at $1.07 per share, all of which are exercisable within 60 days from March 31, 2009.

(6)
Mr. Weichselbaum’s beneficial ownership includes the following securities: (a) 3,869,969 shares of common stock owned by Wexus Capital LLC; (b) 484,848 shares of our common stock due but have not been issued to Gimmel Partners LP; (c) warrants due but have not been issued to Gimmel Partners LP, currently exercisable to purchase 121,212 shares of our common stock at $1.20 per share; and (d) options currently exercisable, to purchase 100,000 shares of our common stock at $1.07 per share. Gimmel Partners LP is legally entitled to those securities pursuant to executed and fully paid subscription agreements. Mr. Weichselbaum disclaims beneficial ownership of securities owned by Gimmel Partners LP, except to the extent of his pecuniary interest therein, if any.

(7)
Mr. Fellus’s beneficial ownership includes the following securities: (a) 3,869,969 shares of common stock owned by Joab Capital LLC; (b) 484,848 shares of our common stock due but have not been issued to Joab Partners LP; (c) warrants due but have not been issued to Joab Partners LP, currently exercisable to purchase 121,212 shares of our common stock at $1.20 per share; (d) 8,500 shares of our common stock owned directly; and (e) 35,400 shares of our common stock owned by the James B. Fellus IRA. Joab Capital LLC is legally entitled to these securities pursuant to executed and fully paid subscription agreements. Mr. Fellus disclaims beneficial ownership of securities owned by Joab Capital LLC, except to the extent of his pecuniary interest therein, if any.

(8)
Investment making authority for the Gagne First Revocable Trust is vested in Kevin M. Gagne, Trustee. Mr. Gagne is a former chief executive officer and director of Empire Financial Holding Company. The Gagne First Revocable Trust is record owner of 663,497 shares of our common stock, and 150,000 of those shares are subject to options granted by The Gagne First Revocable Trust to EFH Partners, LLC, to purchase each of those shares at an exercise price of $2.25 per share. The 150,000 shares underlying those options are also covered by irrevocable proxies, dated May 20, 2005, delivered by The Gagne First Revocable Trust to EFH Partners, LLC, which permit EFH Partners, LLC to vote these shares on all matters, except that without the approval of The Gagne First Revocable Trust, these shares may not be voted in favor of (i) the sale of all or substantially all of our assets, (ii) our merger with any other entity or (iii) the authorization of a new employee stock option plan or an increase in the number of shares of our common stock available under any existing employee stock option plan. In addition, the Gagne First Revocable Trust's beneficial ownership includes 7,062 shares of Series C Preferred Stock, currently convertible into 353,100 shares of our common stock, and warrants, currently exercisable, to purchase 9,500 shares of our common stock at $5.46 per share.

(9)
Includes options, currently exercisable, to purchase 200,000 shares of our common stock at $2.00 per share. As one of two Managing Members of EFH Partners, LLC, jointly with Steven M. Horowitz, Steven M. Rabinovici also has shared dispositive and voting power with respect to 3,378,437 shares of our common stock owned of record by EFH Partners, LLC, and shared dispositive power with respect to (a) warrants currently exercisable to purchase 60,000 shares of our common stock at $1.50 per share; (b) warrants currently exercisable to purchase 200,000 shares of our common stock at $2.00 per share; and (c) options to purchase 150,000 shares of our common stock, at an exercise price of $2.25 per share. Mr. Rabinovici also has shared voting power with respect to the shares underlying (c) above, which are covered by irrevocable proxies, dated May 20, 2005, delivered by The Gagne First Revocable Trust to EFH Partners, LLC, which permit EFH Partners, LLC to vote theses shares on all matters, except that without the approval of the Gagne First Revocable Trust, these shares may not be voted in favor of (i) the sale of all or substantially all of our assets, (ii) our merger with any other entity or (iii) the authorization of a new employee stock option plan or an increase in the number of shares of our common stock available under any existing employee stock option plan. (See footnote 5 above and footnotes 11 and 12 below). Warrants or options for a total of 610,000 of these shares are exercisable within 60 days from March 31, 2009. Mr. Rabinovici disclaims beneficial ownership of any share beneficially owned by EFH Partners, LLC, except to the extent of his pecuniary interest in such shares.

(10)	Mr. Matthew owns options to purchase 50,000 shares of common stock at $4.85 per share and 150,000 shares at $3.38 per share, all of which are exercisable within 60 days from March 31, 2009.

(11)
Mr. Carreno owns options to purchase 200,000 shares of common stock at $1.21 per share, none of which are exercisable within 60 days from November 3, 2008. Mr. Carreno also owns 100,000 shares of restricted common stock, none of which are vested within 60 days from March 31, 2009.

(12)	Mr. Moreno owns options to purchase 300,000 shares of common stock at $1.50 per share, all of which are exercisable within 60 days from March 31, 2009.

(13)
Includes warrants currently exercisable to purchase 60,000 shares of our common stock at $1.50 per share and 200,000 shares of our common stock at $2.00 per share. Also includes options, currently exercisable, to purchase 150,000 shares of our common stock, at an exercise price of $2.25 per share. The shares underlying these options are held of record by The Gagne First Revocable Trust, and are also covered by irrevocable proxies, dated May 20, 2005, delivered by The Gagne First Revocable Trust to EFH Partners, LLC, which permit EFH Partners, LLC to vote these shares on all matters, except that without the approval of The Gagne First Revocable Trust, these shares may not be voted in favor of (i) the sale of all or substantially all of our assets, (ii) our merger with any other entity or (iii) the authorization of a new employee stock option plan or an increase in the number of shares of our common stock available under any existing employee stock option plan. EFH Partners, LLC is an affiliated entity and a major shareholder. Steven M. Rabinovici, our Chairman, is one of its two managing members. Investment making authority for the EFH Partners, LLC is vested in Steven M. Rabinovici and Steven M. Horowitz, managing members. EFH Partners, LLC, purchased the stock in the ordinary course of business, and at the time of purchase of the stock to be resold, had no agreements or understandings directly or indirectly with any person to sell the stock.

(14)
Steven A. Horowitz, as one of two Managing Members of EFH Partners, LLC, jointly with Steven M. Rabinovici, has shared dispositive and voting power with respect to 3,378,437 shares of our common stock owned of record by EFH Partners, LLC, and shared dispositive power with respect to (a) warrants currently exercisable to purchase 60,000 shares of our common stock at $1.50 per share; (b) warrants currently exercisable to purchase 200,000 shares of our common stock at $2.00 per share; and (c) options to purchase 150,000 shares of our common stock, at an exercise price of $2.25 per share. Mr. Horowitz also has shared voting power with respect to the shares underlying (c) above, which are covered by irrevocable proxies, dated May 20, 2005, delivered by The Gagne First Revocable Trust to EFH Partners, LLC, which permit EFH Partners, LLC to vote theses shares on all matters, except that without the approval of the Gagne First Revocable Trust, these shares may not be voted in favor of (i) the sale of all or substantially all of our assets, (ii) our merger with any other entity or (iii) the authorization of a new employee stock option plan or an increase in the number of shares of our common stock available under any existing employee stock option plan. (See footnotes 9 and 13 above). Warrants or options for a total of 410,000 of these shares are exercisable within 60 days from March 31, 2009. Mr. Horowitz, jointly with Lynn Diamond, as trustees of 3111 Broadway Reality Corp. Charitable Remainder Trust, has dispositive power with respect to warrants, currently exercisable to purchase 140,000 shares of our common stock at $3.10 per share, and warrants, currently exercisable, to purchase 62,500 shares of our common stock at $5.46 per share, beneficially owned by 3111 Broadway Reality Corp. Charitable Remainder Trust. Mr. Horowitz disclaims beneficial ownership of any shares beneficially owned by EFH Partners, LLC and 3111 Broadway Reality Corp. Charitable Remainder Trust, except to the extent of his pecuniary interest in such shares.

(15)
Mr. Brown's beneficial ownership includes the following securities: (a) 574,416 shares of common stock owned by Sofisco Nominees Limited; (b) warrants, currently exercisable, to purchase 287,208 shares of common stock at $1.40 per share, owned by Sofisco Nominees Limited; (c) 844 shares of Series G Preferred Stock, currently convertible into 1,240,680 shares of common stock owned by Impala Nominees Limited; and (d) warrants to purchase 1,240,680 shares of common stock at $0.816 per share, owned by Impala Nominees Limited. Mr. Brown, as the sole director of Sofisco Nominees Limited and Impala Nominees Limited, has voting and investment authority with respect to securities owned by those entities, and therefore may be deemed to be the indirect beneficial owner of those securities. Mr. Brown disclaims beneficial ownership of securities owned by Sofisco Nominees Limited and Impala Nominees Limited, except to the extent of his pecuniary interest therein, if any.

(16)
Mr. Barnett's beneficial ownership includes the following securities owned by Harvco, LLC: 422 shares of Series G Preferred Stock, currently convertible into 620,340 shares of common stock and warrants to purchase 620,340 shares of common stock at $0.816 per share. Mr. Barnett, as the sole member and manager of Harvco, LLC, has voting and investment authority with respect to securities owned by that entity, and therefore may be deemed to be the indirect beneficial owner of those securities.

(17)	Mr. McGrath's beneficial ownership includes the following securities:

(a)	422 shares of Series G Preferred Stock, currently convertible into 620,340 shares of common stock; and
(b)	warrants to purchase 620,340 shares of common stock at $0.816 per share.

EXECUTIVE OFFICERS

The following table sets forth the names, ages and principal positions of our executive officers other than Mssrs. Wojnowski, Rabinovici and Weichselbaum as of March 31, 2009. Information regarding Mssrs. Wojnowski, Rabinovici and Weichselbaum is presented above.

Name	Age	Position
James B. Fellus	43	Chief Executive Officer of Jesup & Lamont Securities Corporation
Vladimir Uchenik	37	Chief Operating Officer

James B. Fellus was elected by the Board of Directors of Jesup as Chief Executive Officer of Jesup & Lamont Securities Corporation on May 1, 2008.  Mr. Fellus joined Jesup and Lamont in May 2008. Mr. Fellus has held various senior executive positions within the broker-dealer and financial services industry from 2004 until he joined the Company in 2008.  He was Senior Managing Director of Capital Markets for Sterne Agee, Inc., where he assisted in building their Fixed Income and Capital Markets business. Prior to that, from 2006 to 2008 he was Senior Managing Director of Fixed Income at Platinum Partner L.P., a hedge fund, where he established the Fixed Income Department. He also served as Senior Managing Director of Capital Markets at Advest, Inc. and Societe Generale Securities respectively.

Vladimir Uchenik was elected Chief Operating Officer of JLSC in June 2008. Before that, from May 2005, he was Chief Operating Officer of Safdie Investment Services Corp., and Vice President of Regulatory Risk Control of the US Trust Company of New York from November, 2003 until May, 2005. Before that, from August, 2001 to November, 2003 he was Chief Compliance Officer of Banco Bilbao Vizcaya Argentaria Securities Inc. His previous experience includes work as a securities examiner for the NASD.  He holds an MBA from Temple University and a B.Sc. from Rutgers University.

COMPENSATION OF DIRECTORS AND OFFICERS
AND RELATED MATTERS

Executive Compensation

The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 2008, 2007 and 2006 by our (i) principal executive officer, and (ii) executive officers other than the principal executive officer, whose salaries for the 2008 and 2007 fiscal years as determined by Regulation S-K, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the "Named Executive Officers"). No other compensation was paid to any such officers, other than the compensation set forth below.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards (8) ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Donald A. Wojnowski Jr.	2008	300,000	67,806	—	—	—	—	8,730	376,536
President, CEO &	2007	257,500	382,588	9,366	—	—	—	8,692	658,146
Director (1)	2006	240,000	187,150	—	134,178	—	—	6,947	568,275

James Fellus (2)	2008	300,000	—	—	—	—	—	4,876	304,876
CEO of JLSC	2007	—	—	—	—	—	—	—	—
	2006	—	—	—	—	—	—	—	—

James M. Matthew	2008	199,994	—	—	—	—	—	8,550	208,544
CFO & Secretary (3)	2007	199,992	—	—	162,240	—	—	1,666	363,898
	2006	93,750	19,339	—	66,521	—	—	11,181	190,791

Kevin A. Carreno	2008	208,333	—	—	—	—	—	5,370	213,703
COO (4)	2007	62,500	—	6,111	6,210	—	—	—	74,821

Stephen J. DeGroat	2008	80,000	—	—	—	—	—	3,955	83,955
Chairman & CEO of	2007	240,000	799,514	—	441,763	—	—	16,345	1,497,622
Jesup (5)	2006	40,000	—	—	124,483	—	—	2,687	167,170

William F. Moreno	2008	100,000	25,000	—	30,000	—	—	605	155,605
President of Jesup (6)	2007	231,250	—	—	236,210	—	—	16,556	484,016
	2006	35,000	—	—	67,030	—	—	2,760	104,790

Steven M. Rabinovici	2008	120,000	—	—	—	—	—	5,464	125,464
Chairman & Director (7)	2007	165,000	40,000	—	—	—	—	6,166	211,166
	2006	120,000	60,772	—	63,144	—	—	2,319	246,235

(1)
Mr. Wojnowski served as Vice President of Business Development from September 1999 through February 2004 and was elected as President in June 2004 and elected Chief Executive Officer in July 2005. The bonus amount for Mr. Wojnowski includes commissions totaling $342,588 and $187,150 for 2007 and 2006 respectively, resulting from trading revenues. All other compensation for Mr. Wojnowski consists of Company paid health care insurance and 401K contribution. Mr. Wojnowski resigned as Chief Executive Officer in April 2009.

(2)	Mr. Fellus became the Chief Executive Officer of JLSC in May 2008. All other compensation for Mr. Fellus consists of Company paid health care insurance and 401K contribution.

(3)
Mr. Matthew was elected as Chief Financial Officer and Secretary in May 2006. All other compensation for Mr. Matthew consists of Company paid health care insurance and relocation expenses. Mr. Matthew resigned from his position effective December 31, 2008.

(4)
Mr. Carreno joined Jesup in November 2007 and resigned from his position effective October 31, 2008.  All other compensation for Mr. Carreno consists of Company paid health care insurance and 401K contribution.

(5)
Mr. DeGroat joined Jesup in November 2006 through the acquisition of JLSC and resigned from his position in 2008. The bonus amount for Mr. DeGroat for 2007 includes commissions totaling $799,514 resulting from investment banking revenues. All other compensation for Mr. DeGroat consists of Company paid health care insurance and car allowance.

(6)	Mr. Moreno joined Jesup in November 2006 through the acquisition of JLSC. All other compensation for Mr. Moreno consists of car allowance.

(7)
Mr. Rabinovici was elected Director of Empire Financial Holding Company pursuant to a stock purchase agreement of March 8, 2005 and took office as Director on May 23, 2005. He was elected Chairman of the Board in July, 2005 and in that position acts in a similar capacity to Jesup’s Chief Executive Officer. All other compensation for Mr. Rabinovici consists of Company paid health care insurance and 401K contribution.

(8)
The amounts in this column reflect the expense recognized for financial statement reporting purposes for the fiscal years ended December 31, 2007 and 2006, in accordance with FAS 123(R), of outstanding stock options granted as part of the stock option plan, including the effects for which would have been calculated under FAS 123(R) had it been adopted prior to 2007. The amounts reflected for Messrs DeGroat and Moreno were included in the purchase price of JLSC under the purchase accounting method. The assumptions used in calculating these amounts, as well as a description of our stock option plan, are set forth in the Footnotes to our Financial Statements for the year ended December 31, 2007, of our Annual Report on Form 10-KSB. Compensation cost is generally recognized over the vesting period of the award.

EMPLOYMENT AGREEMENTS

On September 21, 2007, Jesup entered into an employment agreement with Donald A. Wojnowski. The employment agreement extends through May 31, 2010 and automatically renews on a monthly basis thereafter. Pursuant to his employment agreement, Donald A. Wojnowski was retained as President and Chief Executive Officer and his total compensation is $300,000 per year plus bonus, which may be correlated to trading income, and annual stock grant. The agreement calls for Jesup to also provide health care, 401K and any other benefits that Jesup may provide to its employees.

On August 2, 2006, Jesup entered into a one year employment agreement with Steven M. Rabinovici. The employment agreement extended through June 1, 2007 and automatically renews on a monthly basis. The agreement can be terminated by either party with 90 days notice. Pursuant to his employment agreement, Steven M. Rabinovici was retained as a director and Chairman of the Board and his total compensation is $120,000 per year plus bonus. The agreement was amended in January 2007 to increase the annual compensation to $240,000 per year plus bonus, and re-amended May 2007 to reduce the annual compensation to $120,000 per year plus bonus. The agreement calls for Jesup to also provide health care, 401K and any other benefits that Jesup may provide to its employees.

On May 15, 2006, Jesup entered into a two year employment agreement with James M. Matthew. Pursuant to his employment agreement, James M. Matthew was retained as Chief Financial Officer and Secretary and his total compensation was $150,000 per year plus bonus. The agreement was amended in January 2007 to increase the annual compensation to $200,000 per year plus bonus. The agreement calls for Jesup to also provide health care, 401K and any other benefits that Jesup may provide to its employees. Mr. Matthew’s contract with Jesup terminated on December 31, 2008 upon his resignation.

On November 7, 2007, Jesup entered into a three year employment agreement with Kevin A. Carreno. The employment agreement extended through November 6, 2010. Pursuant to his employment agreement, Kevin A. Carreno was retained as Chief Operating Officer and his total compensation is $250,000 per year plus bonus. The agreement called for Jesup to also provide health care, 401K and any other benefits that Jesup may provide to its employees. Mr. Carreno’s contract with Jesup terminated on October 31, 2008 upon his resignation.

On November 10, 2006, Jesup entered into an employment agreement with Stephen J. DeGroat. The employment agreement extended through September, 2009 and automatically renewed on a monthly basis. Pursuant to his employment agreement, Stephen J. DeGroat was retained as Chairman and CEO of JLSC and his total compensation is $240,000 per year plus bonus. The agreement called for Jesup to also provide health care, car allowance, 401K and any other benefits that Jesup may provide to its employees.  Mr. DeGroat’s contract with Jesup terminated in 2008 upon his resignation.

On November 10, 2006, Jesup entered into an employment agreement with William F. Moreno. The employment agreement extended through September, 2009 and automatically renews on a monthly basis. Pursuant to his employment agreement, William F. Moreno was retained as President of JLSC and his total compensation was initially $210,000 per year plus bonus, which was subsequently amended to $240,000 per year plus bonus. The agreement called for Jesup to also provide car allowance, 401K and any other benefits that Jesup may provide to its employees.

Outstanding Equity Awards at December 31, 2008

The following table includes certain information with respect to the value of all unexercised options previously awarded, stock that has not vested, and equity incentive plan awards to our Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	OPTIONS AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Option (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Donald A. Wojnowski Jr.	125,000	—	—	2.00	6/15/2013	64,844	38,258	—	—
	300,000	—	—	2.00	6/1/2015	—	—	—	—

James M. Matthew	25,000	25,000	—	4.85	5/9/2011	—	—	—	—
	75,000	75,000	—	3.38	8/24/2011	—	—	—	—

Kevin A. Carreno	—	200,000	—	1.21	11/7/2012	100,000	59,000	—	—

Stephen J. DeGroat	108,333	216,667	—	4.67	11/10/2016	—	—	—	—
	—	40,639	—	2.73	2/28/2012	—	—	—	—

William F. Moreno	58,333	116,667	—	4.67	11/10/2016	—	—	—	—
	—	19,361	—	2.73	2/28/2012	—	—	—	—
	100,000	200,000	—	1.50	6/18/2013	—	—	—	—

Steven M. Rabinovici	75,000	75,000	—	3.38	8/24/2011	—	—	—	—

Alan Weichselbaum	100,000	—	—	1.07	4/30/2013	—	—	—	—

(1)	The unexercisable options generally vest over a 2 - 3 year period from date of grant.

(2)	The market value is based on $0.62 per share which was the closing price of Jesup's stock on March 12, 2008. The unvested portion of stock awards vest from 1 - 3 years.

The following table presents a summary of the compensation paid to the members of our Board of Directors during the fiscal years ended December 31, 2008 and 2007. Except as listed below, no other compensation was paid to our Directors.

DIRECTOR COMPENSATION

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Options Awards ($)(1)	Non-Equity Incentive Plan Compensations ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Bradley L. Gordon	2008	3,167	—	—	—	—	—	3,167
(2)	2007	9,000	—	56,959	—	—	—	65,959

John C. Rudy	2008	36,000	—	65,208	—	—	—	101,208
	2007	9,000	—	57,235	—	—	—	66,235

Kirk M. Warshaw	2008	3,167	—	—	—	—	—	3,167
(2)	2007	9,000	—	57,235	—	—	—	66,235

Benjamin J. Douek	2008	15,500	—	65,208	—	—	—	80,708
(3)	2007	—	—	—	—	—	—	—

Alan Weichselbaum	2008	3,500	—	65,208	—	—	—	68,708
(4)	2007	—	—	—	—	—	—	—

Steven M.	2008	—	—	—	—	—	—	—
Rabinovici	2007	—	—	—	—	—	—	—

Donald A.	2008	—	—	—	—	—	—	—
Wojnowski, Jr.	2007	—	—	—	—	—	—	—

(1)
The amounts in this column reflect the expense recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with FAS 123(R), of outstanding stock options granted as part of the stock option plan, including the effects for which would have been calculated under FAS 123(R) had it been adopted prior to 2007. The assumptions used in calculating these amounts, as well as a description of our stock option plan, are set forth in the Footnotes to our Financial Statements for the year ended December 31, 2007, of our Annual Report on Form 10-KSB. Compensation cost is generally recognized over the vesting period of the award.

(2)	Mr. Warshaw resigned from the Board of Directors effective January 11, 2008, and Mr. Gordon resigned from the Board of Directors effective January 27, 2008.

(3)	Mr. Douek became a member of the Board of Directors in April 2008.

(4)	Mr. Weichselbaum became a member of the Board of Directors in May 2008 and became an employee of Jesup in November 2008.

Our directors' compensation plan for 2007 was as follows:

COMPENSATION. Non-affiliated directors receive annual compensation in the amount of (i) $5,000 per year in cash to be paid by Jesup quarterly in arrears (pro-rated for partial periods served by any non-affiliate director), (ii) $500 in cash for attendance at meetings of the Board of Directors and (iii) $250 in cash for attendance at meetings of any committees of the Board of Directors. However, neither affiliated directors nor directors who are also employed by Jesup receive any fee or compensation for their services as directors. All members of the Board of Directors receive reimbursement for reasonable travel-related expenses actually incurred in connection with their attendance at meetings of the Board of Directors.

OPTIONS. Directors are eligible to receive options under our Amended and Restated 2000 Incentive Compensation Plan and 2007 Incentive Compensation Plan. Additionally, upon a person's election as a non-affiliated director, such non-affiliated director is automatically granted an option to purchase 25,000 shares of our common stock or more, at the discretion of management, as well as an automatic annual grant of an option to purchase 25,000 shares of our common stock on each anniversary of the date such non-affiliated director was first elected as one of our directors.

Effective May 1, 2008, our directors' compensation plan is as follows:

COMPENSATION. Non-affiliated directors receive annual compensation in the amount of (i) $10,000 per year in cash to be paid by Jesup quarterly in arrears (pro-rated for partial periods served by any non-affiliate director), (ii) $1,000 in cash for attendance at meetings of the Board of Directors and (iii) $500 in cash for attendance at meetings of any committees of the Board of Directors. The Chairman of the Audit Committee receives an additional $20,000 per year in cash to be paid by Jesup quarterly in arrears. However, neither affiliated directors nor directors who are also employed by Jesup receive any fee or compensation for their services as directors. All members of the Board of Directors receive reimbursement for reasonable travel-related expenses actually incurred in connection with their attendance at meetings of the Board of Directors.

OPTIONS. Directors are eligible to receive options under our Amended and Restated 2000 Incentive Compensation Plan and 2007 Incentive Compensation Plan. Upon a person's election as a non-affiliated director, such non-affiliated director is automatically granted an option to purchase 100,000 shares of our common stock or more, at the discretion of management, as well as an automatic annual grant of an option to purchase 100,000 shares of our common stock on each anniversary of the date such non-affiliated director was first elected as one of our directors.

Compliance with Section 16(A) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of our outstanding common stock, to file with the SEC, initial reports of ownership and reports of changes in ownership of our equity securities. Such persons are required by SEC regulations to furnish us with copies of all such reports they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written or oral representations that no other reports were required for such persons, our officers, directors and greater than 10% beneficial owners are in compliance with all applicable Section 16(a) filing requirements in 2007 and 2008.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following is a discussion of certain relationships and related transactions since the beginning of the year ended December 31, 2007. In the opinion of management, the terms of these transactions were as fair to Jesup as could have been made with unrelated parties.

On June 14, 2007, one of Jesup's broker dealer subsidiaries obtained a short-term loan from EFH Partners, LLC, a related party in the amount of $1 million in connection with a proposed underwriting. The loan bore no interest but a one-time fee of 7.5% or $75,000, was paid to Jesup's clearing firm. The loan was payable on demand. On June 26, 2007, a $500,000 payment was made. A second payment of $500,000 was made on July 6, 2007, paying in full the outstanding balance.

We extended a $1 million short term note that was originally issued on March 1, 2006 to EFH Partners, LLC. This note was extended to a new maturity date of April 1, 2009. The extended note bears interest at 4%, is payable at maturity and is subordinated to all other debt. A total of $777,500 has been prepaid on the note.

On December 5, 2007, we received a stock subscription advance totaling $1,017,000 from an entity controlled by an investor in Jesup.

At December 31, 2007, prepaid expenses and other assets included loans receivable from officers of our subsidiary, JLSC totaling $629,523. These loans were acquired as part of the acquisition of JLSC and have been offset against the note payable issued as part of the purchase price.

On June 12, 2008 Gimmel Partners, LP, an entity controlled by Alan Weichselbaum, one of Jesup’s independent directors, who also controls Wexus Capital, the owner of more than 5% of our voting securities, and Joab Capital LLC, an entity owning more than 5% of our voting securities and controlled by James Fellus, the senior officer of Jesup’s wholly-owned subsidiary, Jesup & Lamont Securities Corporation, each entered into an agreement to purchase an aggregate amount of $500,000 in a proposed equity financing by Jesup consisting of common stock and warrants in an aggregate amount of $1,000,000.00.

2008 AUDIT COMMITTEE REPORT

The Audit Committee is comprised of two directors, Benjamin J. Douek and John C. Rudy, and operates pursuant to its Charter. During the 2007 fiscal year, the Audit Committee held five meetings with the independent auditors. The Audit Committee's purpose is to assist the Board of Directors in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our independent auditors' qualifications and independence, and (iv) the performance of our internal audit function and independent auditors to decide whether to appoint, retain or terminate our independent auditors, and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors; and to prepare this Report. Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.

In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors the auditors' independence. All non-audit services performed by the independent auditors must be specifically pre-approved by the Audit Committee or a member thereof.

During the 2007 fiscal year, the Audit Committee performed all of its duties and responsibilities under the Charter. In addition, based on the reports and discussions described in this Report, the Audit Committee recommended to the Board of Directors that the audited financial statements of Jesup for the 2007 fiscal year be included in its Annual Report on Form 10-KSB/A for such fiscal year.

Submitted by the Audit Committee
Benjamin J. Douek
John C. Rudy

2009 AUDIT COMMITTEE REPORT

The Audit Committee is comprised of three directors, as described under “Audit Committee” above, Benjamin J. Douek, John C. Rudy and Mark A. Wilton, and operates pursuant to its Charter. During the 2008 fiscal year, the Audit Committee held five meetings with the independent auditors. The Audit Committee's purpose is to assist the Board of Directors in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our independent auditors' qualifications and independence, and (iv) the performance of our internal audit function and independent auditors to decide whether to appoint, retain or terminate our independent auditors, and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors; and to prepare this Report. Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.

In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors the auditors' independence. All non-audit services performed by the independent auditors must be specifically pre-approved by the Audit Committee or a member thereof.

During the 2008 fiscal year, the Audit Committee performed all of its duties and responsibilities under the Charter. In addition, based on the reports and discussions described in this Report, the Audit Committee recommended to the Board of Directors that the audited financial statements of Jesup for the 2008 fiscal year be included in its Annual Report on Form 10-K for such fiscal year.

Submitted by the Audit Committee
Benjamin J. Douek
John C. Rudy
Mark A. Wilton

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR the election of directors.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT AND RESTATEMENT OF COMPANY’S 2007
INCENTIVE COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES OF
COMMON STOCK AVAILABLE FOR GRANT OF AWARDS UNDER THE PLAN BY
6,000,000, UP TO AN AGGREGATE OF 10,000,000

BACKGROUND AND PURPOSE

Our 2007 Incentive Compensation Plan (the "Plan") was adopted by our Board of Directors on June 7, 2007 and approved by our shareholders on September 28, 2007. The purpose of the Plan is to provide an additional incentive to attract and retain qualified competent persons who provide management services and upon whose efforts and judgment our success is largely dependent, through the encouragement of stock ownership in us by these persons. The terms of the Plan provide for the granting of both incentive stock options and non-qualified stock options.

Though shareholder approval of the amendment to the Plan is not required under Florida corporate law, the approval of our shareholders is required as a condition for listing these shares on the NYSE Amex, and in order to allow us to grant Incentive Stock Options under the Internal Revenue Code. The amendment and restatement of the Plan was approved on January 27, 2009 by our Board, subject to shareholder approval. The Plan is set forth at Appendix A. If the current plan amendment is approved by our shareholders, the Plan as amended will become effective immediately.

SUMMARY OF PROPOSED PLAN CHANGES

Shareholder approval is sought to an amendment and restatement of the plan to increase the maximum number of shares eligible for grant of awards under the Plan by 6,000,000, up to an aggregate of 10,000,000.

SUMMARY OF OUR 2007 INCENTIVE COMPENSATION PLAN, AS AMENDED AND RESTATED

The following is a summary of certain principal features of the Plan as amended and restated. This summary is qualified in its entirety by reference to the complete text of the Plan. Shareholders are urged to read the actual text of the Plan in its entirety.

SHARES AVAILABLE FOR AWARDS; ANNUAL PER-PERSON LIMITATIONS.

Under the Plan, the total number of shares of our common stock that may be awarded under the Plan and issued on the exercise of awards is equal to 10,000,000 shares, subject to adjustments in certain circumstances, plus the number of shares that are surrendered in payment of any awards or any tax withholding requirements. In addition, the Plan limits the maximum amount of shares that may be subject to awards under the Plan granted to any one individual per year to 750,000 shares.

The committee that administers the Plan is authorized to adjust the limitations described above and is authorized to adjust outstanding awards, including adjustments to exercise prices of options and other affected terms of awards, in the event that a dividend or other distribution, whether in cash, shares of our common stock or other property, recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects our common stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. The committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

ELIGIBILITY.

The persons eligible to receive awards under the Plan are officers, directors, employees and independent consultants or advisors to us and our subsidiaries. As of March 18, 2009, approximately 376 persons were eligible to participate in the Plan. The classes and approximate number of persons in each class eligible to participate in the plan are as follows: (i) 3 Named Executive Officers; (ii) 5 current executive officers (including Named Executive Officers); (iii) 3 current directors who are not executive officers; and (iv) 168 employees (including all current officers who are not executive officers). We currently have approximately 200 contractual independent individual consultants. Jesup intends to file a Registration Statement on Form S-8 to cover the additional shares.

ADMINISTRATION.

The Plan is to be administered by our Board of Directors or if so designated by the Board, a committee consisting of not less than two directors, each member of which must be a "non-employee director" as defined under Rule 16b-3 under the Exchange Act and an "outside director" for purposes of Section 162(m) of the Code. However, except as otherwise required to comply with Rule 16b-3 of the Exchange Act, or Section 162(m) of the Code, the Board may exercise any power or authority granted to the committee. Subject to the terms of the Plan, the committee or the Board is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of our common stock to which awards will relate, specify times at which awards will be exercisable or settleable, including performance conditions that may be required as a condition thereof, set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the Plan, and make all other determinations that may be necessary or advisable for the administration of the Plan. As per its authority under the Plan, the committee has authorized management to issue up to 20,000 options per eligible person per fiscal year without the committee's approval.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.

The Board or the committee is authorized to grant stock options, including both incentive stock options, or ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and stock appreciation rights or SARs entitling the participant to receive the amount by which the fair market value of a share of our common stock on the date of exercise exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR are determined by the Board or the committee, but in the case of an ISO, must not be less than the fair market value of a share of our common stock on the date of grant; provided, that the price per share of an ISO granted to an employee who at the time of grant owns more than 10% of our total combined voting stock or of any of our subsidiaries, as the case may be, cannot be less than 110% of the fair market value of a share of our common stock on the date of grant. For purposes of the Plan, the term "fair market value" means the fair market value of our common stock, awards or other property as determined by the committee or the Board or under procedures established by the committee or the Board. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment generally are fixed by the committee or the Board, except that no option or SAR may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, or with the consent of the Board or committee, shares of our common stock or a promissory note payable to us and outstanding awards or other property having a fair market value equal to the exercise price. Methods of exercise and settlement and other terms of the SARs are determined by the committee or the Board.

RESTRICTED STOCK.

The committee or the Board is authorized to grant restricted stock. Restricted stock is a grant of shares of common stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period specified by the committee or the Board. A participant granted restricted stock generally has all of the rights of our shareholders, unless otherwise determined by the committee or the Board.

OTHER TERMS OF AWARDS.

The committee or the Board may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our common stock or other property to be distributed will be withheld, or previously acquired shares of our common stock or other property be surrendered by the participant, to satisfy withholding and other tax obligations. Awards granted under the Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the committee or the Board may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3.

Awards under the Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant, as distinguished from the exercise, except to the extent required by law. The committee or the Board may, however, grant awards in exchange for other awards under the Plan, awards under any other of our plans, or other rights to payment from us, and may grant awards in addition to and in tandem with such other awards, rights or other awards.

AMENDMENT AND TERMINATION.

The Board of directors may amend, alter, suspend, discontinue or terminate the Plan or the committee's authority to grant awards without further shareholder approval, except shareholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our common stock are then listed or quoted. Therefore, shareholder approval may not necessarily be required for every amendment to the Plan which might increase the cost of the Plan or alter the eligibility of persons to receive awards. Shareholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek shareholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Board, the Plan will terminate at such time as no shares of our common stock remain available for issuance under the Plan and we have no further rights or obligations with respect to outstanding awards under the Plan.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS.

The Plan is not qualified under the provisions of section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

NONQUALIFIED STOCK OPTIONS

On exercise of a nonqualified stock option granted under the Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of our common stock acquired on exercise of the option over the exercise price. If the optionee is our employee, that income will be subject to the withholding of federal income tax. The optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

If an optionee pays for shares of stock on exercise of an option by delivering shares of our common stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee's tax basis in them. However, the optionee will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash. If a separate identifiable stock certificate is issued for the number of shares equal to the number of shares delivered upon exercise of the option, the optionee's tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered and his holding period for those shares will include his holding period for the shares delivered. The optionee's tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

We will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

INCENTIVE STOCK OPTIONS

The Plan provides for the grant of stock options that qualify as "incentive stock options" as defined in section 422 of the Code. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the optionee holds a share received on exercise of an incentive stock option for at least two years from the date the option was granted and at least one year from the date the option was exercised, a time period referred to as the "Required Holding Period," the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period, which is a "Disqualifying Disposition," the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an incentive stock option by delivering shares of our common stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents "pyramiding" the exercise of an incentive stock option without the imposition of current income tax. Pyramiding is the exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of our common stock acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an adjustment included in the optionee's alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

STOCK AWARDS

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the Plan, for example, if the employee is required to work for a period of time in order to have the right to sell the stock, the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within thirty (30) days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the Plan, the difference between the sale price and the recipient's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

STOCK APPRECIATION RIGHTS

Under the Plan, we may grant SARs separate from any other award, known as "Stand-Alone SARs," or in tandem with options, known as "Tandem SARs." Generally, the recipient of a Stand-Alone SAR will not recognize any taxable income at the time the Stand-Alone SAR is granted.

With respect to Stand-Alone SARs, if the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of our common stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of our common stock on the day it is received over any amounts paid by the recipient for shares of our common stock.

With respect to Tandem SARs, if the recipient elects to surrender the underlying option in exchange for cash or shares of common stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option, i.e., the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares of our common stock over the exercise price.

In general, there will be no federal income tax deduction allowed to us upon the grant or termination of Stand-Alone SARs or Tandem SARs. However, upon the exercise of either a Stand-Alone SAR or a Tandem SAR, we will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

SECTION 162 LIMITATIONS

The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company's tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that options granted to employees whom the committee expects to be covered employees at the time a deduction arises in connection with options, will qualify as such "performance-based compensation," so that options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that options under the Plan will qualify as "performance-based compensation" that is fully deductible by us under Section 162(m).

IMPORTANCE OF CONSULTING TAX ADVISER

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his tax adviser as to the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of our common stock acquired as a result of an award.

Other Information

A new plan benefits table with respect to the 6,000,000 additional shares that would be available under the Plan upon approval by our shareholders, as described in the SEC’s proxy rules, is not provided because all awards to be made under the Plan are discretionary. Furthermore, we do not have any existing obligations or current plans to grant awards under the Plan once the amendment and restatement has been approved by our shareholders.  The Board believes that awards granted under the Plan will be awarded primarily to those persons who possess a capacity to contribute significantly to our successful performance. Approximately 376 persons are currently eligible for grant of awards under the Plan. The classes and approximate number of persons in each class eligible to participate in the plan are as follows: (i) 3 Named Executive Officers; (ii) 5 current executive officers (including Named Executive Officers); (iii) 3 current directors who are not executive officers; and (iv) 168 employees (including all current officers who are not executive officers).  We currently have approximately 200 contractual independent individual consultants. Therefore, it cannot be determined at this time what grants, if any, will be made to any person or group of persons under the Plan if the Plan is approved by our shareholders.  Jesup intends to file a Registration Statement on Form S-8 to cover the additional shares.

Equity Compensation Plan Information

The following table provides information as of December 31, 2008 with respect to compensation plans, including individual compensation arrangements, under which our common stock is authorized for issuance. The following table provides information with respect to our 2000 Incentive Compensation Plan and our 2007 Incentive Compensation Plan.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	8,000,000	$2.83	3,164,334
Equity compensation plans not approved by security holders	—	—	—
Total	8,000,000	$2.83	3,164,334

VOTE REQUIRED. Approval of the amendment and restatement of the 2007 Plan requires the affirmative vote of a majority of the shares of our capital stock present in person or by proxy and entitled to vote thereon.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR the amendment and restatement of our 2007 Incentive Compensation Plan.

PROPOSAL NO. 3

APPROVAL OF PROPOSED ISSUANCE OF UP TO 20,000,000 SHARES OF OUR COMMON STOCK

We are seeking shareholder approval of the proposed issuance of up to a maximum of 20,000,000 shares of our common stock to prepay an aggregate of up to approximately $10 million of outstanding debt, including approximately $6.2 million face amount of our 6.5% Convertible Debentures due March 28, 2012. If this item is approved by our shareholders, our management will seek to negotiate the repayment of the debt by issuing shares of Common Stock, each valued at a price between 70% and 120% of its then prevailing per share market price, and warrants to purchase Common Stock, each exercisable at a per share price in excess of the then prevailing market price, but in no event more than the aggregate maximum of 20,000,000 shares, including shares underlying warrants. Any repayment negotiated by management will be subject to approval by our Board of Directors. If our management is unable to negotiate a transaction with the debt holders that is on terms acceptable to our Board, we will not repay any debt or the debentures by issuance of these shares or warrants.

The maximum number of shares that we would issue would be 20,000,000. The issuance of these shares, would be anti-dilutive, decreasing negative net tangible book value per share at September 30, 2008 from $0.24 to $0.11 if the maximum number of shares are issued.

We believe that repayment of our outstanding debt, including the debentures is in the best interest of shareholders because it will deleverage our balance sheet and eliminate fixed interest payments on the debt of approximately $48,000 per month. In addition, the debentures contain many restrictive covenants that have impaired our ability to raise capital and will continue to do so in the future unless the debentures are repaid.

If our shareholders approve this proposed issuance, we will not solicit any further shareholder approval before the issuance. Though shareholder approval for the issuance of these shares is not required under Florida corporate law, shareholder approval is required as a condition for listing these shares on the NYSE Amex. Shareholders do not have any pre-emptive rights with respect to the shares that are the subject of this proposal, since under Section 607.0630 of the Florida Business Corporation Act, the shareholders of a corporation do not have a preemptive right to acquire the corporation's unissued shares or the corporation's treasury shares, except to the extent the articles of incorporation so provide. Our Articles of Incorporation do not provide for pre-emptive rights.

The debentures have a term of five years, pay interest at 6.5% per annum, and are currently convertible to common stock at a price of $2.39 per share, which was the market price of Jesup’s common stock at the time the investors agreed to purchase the debentures. They are not redeemable by Jesup except in the event that the closing price of Jesup’s Common Stock exceeds $7.50 for 20 consecutive trading days, and the average daily trading volume within that period equals or exceeds 200,000. The debentures were issued as part of a unit placement to accredited individual and institutional investors, as disclosed in our current report on Form 8-K/A filed on March 23, 2007. The debentures are held by 30 holders, each of whom is an individual or an institutional accredited investor. We will not enter into any payment arrangement for the debentures unless agreed to by at least 75% of the debenture holders.

We may also negotiate with certain other debt holders to repay the following debt:

•
An aggregate amount of $1,638,895 of unsecured notes, due October 1, 2011, payable to ten former shareholders of Jesup & Lamont Holding Corporation. We issued the notes on November 10, 2006 as part of the acquisition price for our broker-dealer subsidiary Jesup & Lamont Securities Corporation, as disclosed in our Current Report on Form 8-K filed on November 14, 2006. The notes accrue interest at four percent, payable annually.

•
A note payable to Fifth Third Bank in the amount of $1,149,450, due January 29, 2009. The note carries interest, payable monthly, at the Bank's Prime Rate plus 4% (9% at September 30, 2008). 100% of the stock of Empire Financial Group and Jesup & Lamont Securities Corporation is pledged as collateral to this note, which contains certain restrictions and requires pre-approval from Fifth Third Bank for certain events, including but not limited to divesture of business assets. Repayments of principal are due as follows:

Due Date	Amount
January 29, 2009	$1,149,450

We are not in arrears or default on any payments of interest or principal on any of these notes or debentures.

All the shares or warrants will be issued to accredited individual or institutional investors, would bear a restrictive legend, and would be issued without registration under the Securities Act of 1933, as amended (the “Act”), pursuant to the exemptions provided under sections 3(9), 4(6), 4(2) and Regulation D thereunder.

The information from Items 6, 7 and 8 of our Annual Report on Form 10-KSB/A filed on April 29, 2008 is incorporated by reference in this Proxy Statement.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR approval of the proposed issuance of up to 20,000,000 shares of our Common Stock in exchange for and payment of an aggregate amount of up to $10,000,000 of our outstanding debt.

PROPOSAL NO. 4

APPROVAL OF PROPOSED ISSUANCE OF OUR COMMON STOCK IN PAYMENT
OF $116,164.00 OF LIQUIDATED DAMAGES

We are seeking shareholder approval of the proposed issuance of shares of our common stock to pay liquidated damages due to three investors in the aggregate amount of $116,164.00. One of the investors to which we owe liquidated damages is Sofisco Nominees Limited, the director of which is Paul H. Brown who beneficially owns more than 5% of the total combined voting power of all voting securities of Jesup. We owe the liquidated damages pursuant to the terms of a Subscription Agreement dated August 20, 2008, for our inability to file with the Securities and Exchange Commission a registration statement on Form S-3 within the prescribed period. The damages accrued at a rate of 1% of the aggregate subscription price of $2,000,000 for each 30 day period, or part thereof, that the damages applied. If we obtain shareholder approval of this proposal, we will issue the shares as soon as practicable after obtaining such approval. The number of shares to be issued will be based on $116,164.00 divided by the average the market price of our common stock for a period of ten consecutive days, ending three days before the payment date. Issuance of these shares would be anti-dilutive.

If our shareholders approve this proposed issuance, we will not solicit any further shareholder approval before the issuance. Though shareholder approval for the issuance of these shares is not required under Florida corporate law, shareholder approval is required as a condition for listing these shares on the NYSE Amex. Shareholders do not have any pre-emptive rights with respect to the shares that are the subject of this proposal, since under Section 607.0630 of the Florida Business Corporation Act, the shareholders of a corporation do not have a preemptive right to acquire the corporation's unissued shares or the corporation's treasury shares, except to the extent the articles of incorporation so provide. Our Articles of Incorporation do not provide for pre-emptive rights.

All the shares issued would bear a restrictive legend, would be acquired for investment by accredited investors, and would be issued without registration under the Act, pursuant to the exemptions provided under sections 4(6), 4(2) and Regulation D thereunder.

The information from Items 6, 7 and 8 of our Annual Report on Form 10-KSB/A filed on April 29, 2008 is incorporated by reference in this Proxy Statement.

The Board of Directors recommends that the shareholders vote FOR approval of the proposed issuance of our common stock in payment of $116,164.00 of liquidated damages.

PROPOSAL NO. 5

APPROVAL OF A STOCK PURCHASE PLAN TO ENABLE US TO SELL AND ISSUE UPTO $10,000,000
OF SHARES OF OUR COMMON STOCK TO OUR DIRECTORS,
OFFICERS, EMPLOYEES OR CONSULTANTS

We are seeking stockholder approval of a plan to enable us to sell and issue up to $10,000,000 of units (as described further below) from time to time to our directors, officers, employees or consultants, each unit consisting of four shares of common stock and one warrant. The purpose of the plan is to assist us to raise capital and at the same time to provide our directors, officers, employees or consultants, whose performance will contribute to our long-term success and growth, with the ability to increase their identity of interest with our stockholders by providing the opportunity of stock ownership. The availability of these shares will also strengthen our ability to attract and retain employees, officers, directors and consultants of high competence.

Each unit will consist of (i) four (4) shares of our common stock and (ii) one warrant to purchase one share of Common Stock. The per unit price at which the units will be sold will be four times the prevailing market price of our Common Stock on the date of approval by our Board of Directors, plus $0.125. All warrants will be exercisable for five years and have an exercise price of 110% or more of the fair market value of the Common Stock at the time of Board approval. Assuming approval by our shareholders, Jesup will have the discretion to approve any shares to be offered for sale under the plan. All the issuances would be registered under the Act. Issuance of these shares or warrants could be dilutive.

Though stockholder approval of the plan is not required under Florida corporate law, the affirmative vote of a majority of shares of common stock present or represented and entitled to vote at the 2008 Annual Meeting is required as a condition for listing these shares on the NYSE Amex. If approved by our stockholders, the plan will become effective immediately.

Other Information

A new plan benefits table with respect to the shares that would be available under the plan upon approval by our shareholders, as described in the SEC’s proxy rules, is not provided because all sales and issuances to be made under the plan will be discretionary. Furthermore, we do not have any existing obligations or current plans to sell or issue any shares under the plan.  Approximately 376 persons are currently eligible for to participate in the plan. Therefore, it cannot be determined at this time what sales and issuances, if any, will be made to any person or group of persons under the plan if the plan is approved by our shareholders.

Equity Compensation Plan Information

The following table provides information as of December 31, 2008 with respect to compensation plans, including individual compensation arrangements, under which our common stock is authorized for issuance. The following table provides information with respect to our 2000 Incentive Compensation Plan and our 2007 Incentive Compensation Plan.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	8,000,000	$2.83	3,164,334
Equity compensation plans not approved by security holders	—	—	—
Total	8,000,000	$2.83	3,164,334

The Board of Directors recommends that the shareholders vote FOR approval of a stock purchase plan to enable us to sell and issue up to $10,000,000 of shares of our Common Stock to our directors, officers, employees or consultants.

PROPOSAL NO. 6

APPROVAL OF A COMPENSATION PLAN TO ENABLE US TO ISSUE SHARES OF OUR COMMON
STOCK TO OUR EMPLOYEES OR INDEPENDENT CONSULTANTS AS A PORTION OF THEIR
COMPENSATION.

We are seeking stockholder approval of a compensation plan to enable us to issue, from time to time until January 31, 2014, up to an aggregate of 10,000,000 shares of our common stock to certain of our employees or independent individual consultants in lieu of cash compensation.  Upon Jesup’s determination before any given fiscal quarter, employees or independent individual consultants would be given the option to elect to receive up to 50% of their compensation for the coming quarter in shares of our common stock instead of in cash.  The shares would be issued at the end of each month over the applicable quarter, at a discount of 10% to the prevailing market price of the common stock at the time of issuance, based on the average closing price of the common stock on the first five of the last eight applicable trading days of each month.  The employee or independent individual consultant would be required to submit an election for payment in stock before the beginning of the applicable quarter.  If the plan is utilized, the issuance of stock instead of cash would assist us in conserving cash and at the same time to provide our employees or independent individual consultants, whose performance will contribute to our long-term success and growth, with the ability to increase their identity of interest with our stockholders by providing the opportunity of stock ownership at a favorable price.  The availability of these shares will also strengthen our ability to attract and retain employees and independent individual consultants of high competence.

Assuming approval by our shareholders, Jesup will have the discretion to approve any shares to be offered for sale under the plan. All the issuances would be registered under the Act. Issuance of these shares would increase our outstanding common equity and could be dilutive.

Though stockholder approval of the plan is not required under Florida corporate law, the affirmative vote of a majority of shares of common stock present or represented and entitled to vote at the 2008 Annual Meeting is required as a condition for listing these shares on the NYSE Amex.  If approved by our stockholders, the plan will become effective immediately.

Other Information

A new plan benefits table with respect to the shares that would be available under the plan upon approval by our shareholders, as described in the SEC’s proxy rules, is not provided because all sales and issuances to be made under the plan will be discretionary. Furthermore, we do not have any existing obligations or current plans to sell or issue any shares under the plan.  As of March 18, 2009, approximately 376 persons are currently eligible to participate in the plan. The classes and approximate number of persons in each class eligible to participate in the plan are as follows: (i) 3 Named Executive Officers; (ii) 5 current executive officers (including Named Executive Officers); (iii) 3 current directors who are not executive officers; and (iv) 168 employees (including all current officers who are not executive officers).  We currently have approximately 200 contractual independent individual consultants. Therefore, it cannot be determined at this time what sales and issuances, if any, will be made to any person or group of persons under the plan if the plan is approved by our shareholders.  Jesup intends to file a Registration Statement on Form S-8 to cover these shares.

Equity Compensation Plan Information

The following table provides information as of December 31, 2008 with respect to compensation plans, including individual compensation arrangements, under which our common stock is authorized for issuance. The following table provides information with respect to our 2000 Incentive Compensation Plan and our 2007 Incentive Compensation Plan.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	8,000,000	$2.83	3,164,334
Equity compensation plans not approved by security holders	—	—	—
Total	8,000,000	$2.83	3,164,334

The Board of Directors recommends that the shareholders vote FOR approval of a compensation plan to enable us to issue shares of our Common Stock to our employees or independent consultants as a portion of their compensation.

Proposal No. 7

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TOINCREASE OUR
AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AND PREFERRED STOCK

We are seeking shareholder approval of an amendment to our Articles of Organization (the “Charter Amendment”) in order to increase our authorized shares of Common Stock and Preferred Stock by 100,000,000 and 1,000,000 shares, respectively.

We currently have 100,000,000 authorized shares of our Common Stock, par value $.01 per share, of which 21,873,582 shares are outstanding and a total of 23,741,545 are reserved for issuance as follows: 8,000,000 shares of Common Stock for future issuance under our 2000 Equity Incentive Plan and our 2007 Equity Incentive Plan, including 3,831,367 shares underlying outstanding options, and 15,741,545 shares of Common Stock underlying other outstanding options, warrants and convertible securities, and common stock and warrants subscribed but not yet issued.

Assuming that our shareholders approve Proposals 2, 3, 4 and 5 above, we will be required to reserve an additional 63,232,000 shares of Common Stock for future issuance, which would bring our total of shares required to be reserved for issuance to 86,838,611.  We currently do not have enough authorized shares of Common Stock to do this.  In addition, we would have no shares available for other future use.  We also have 1,000,000 authorized shares of Preferred Stock, par value $.01 per share, of which 790,277 are outstanding, leaving us only 209,723 shares of Preferred Stock available for future use.

An increase in the number of authorized shares of Common Stock is necessary in order for us to be able to reserve an adequate number of shares following shareholder approval of Proposals 2, 3, 4 and 5.  The Board of Directors believes that an increase in the number of authorized shares of Common Stock and Preferred Stock is also necessary and in our interest in order to insure that we will have additional shares available for future issuance from time to time for other proper corporate purposes, including future financings involving the issuance of equity or convertible securities, acquisitions, and future reservations of shares for our equity incentive plans.

We are therefore seeking shareholder approval the Charter Amendment to increase our number of authorized shares of Common Stock from 100,000,000 to 200,000,000, and to increase our number of authorized shares of Preferred Stock from 1,000,000 to 2,000,000.  Our Board of Directors approved the Charter Amendment on January 27, 2009.  If the Charter Amendment is adopted by the required vote of shareholders, it will become effective when the appropriate Articles of Amendment to our Articles of Incorporation are filed.

The additional shares could potentially be issued at times and under circumstances that could have a dilutive effect on earnings per share and on the equity ownership and voting power of the present holders of Common Stock.

The Board of Directors recommends that the shareholders vote FOR approval of an amendment to our Articles of Incorporation to increase our number of authorized shares of Common Stock and Preferred Stock.

PROPOSAL NO. 8

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

We are seeking shareholder ratification of the appointment of Rosen Seymour Shapss Martin & Company LLP, successor to Miller, Ellin & Company, LLP via merger, as its independent public accountants for 2008 and 2009. We engaged Miller, Ellin & Company, LLP as our Independent Registered Public Accounting Firm on October 14, 2005 and Miller, Ellin & Company, LLP audited Jesup’s financial statements for the fiscal years ended December 31, 2005, December 31, 2006 and December 31, 2007. Miller, Ellin & Company, LLP merged with Rosen Seymour Shapss Martin & Company LLP effective January 1, 2009 and the combined firms now operate under the name Rosen Seymour Shapss Martin & Company LLP. The report of Miller, Ellin & Company, LLP, with respect to our financial statements for the fiscal year ended December 31, 2007 appears in our Annual Report for the fiscal year ended December 31, 2007. The report of Rosen Seymour Shapss Martin & Company LLP, with respect to our financial statements for the fiscal year ended December 31, 2008 appears in our Annual Report for the fiscal year ended December 31, 2008.

In the event the shareholders fail to ratify the appointment of Rosen Seymour Shapss Martin & Company LLP the Audit Committee may reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee believes that such a change would be in our best interests and in the best interests of our shareholders. A representative of Rosen Seymour Shapss Martin & Company LLP will attend the Combined 2008 and 2009 Annual Meeting and will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions from shareholders.

Audit Committee Matters and Fees Paid to Independent Auditors

The following table presents fees for professional services rendered by Miller, Ellin & Company, LLP for Jesup for 2006 and 2007 and for professional services rendered by Rosen Seymour Shapss Martin & Company LLP for Jesup for 2008:

Type of Fee	Fiscal Year 2008	Fiscal Year 2007	Fiscal Year 2006
Audit Fees (a)	$276,907	$263,694	$77,294
Audit-Related Fees (b)	—	$35,634	$134,672
Tax Fees (c)	$63,853	$78,798	$29,434
All Other Fees (d)	—	—	$31,021

(a) Audit Fees

Audit Fees are fees billed by Miller, Ellin & Company, LLP and Rosen Seymour Shapss Martin & Company LLP, respectively, for professional services for the audit of our annual financial statements and for the review of our interim financial statements, which are included in our Annual Reports on Form 10-KSB and 10-K and in our Quarterly Reports on Form 10-QSB and 10-Q, and services that are normally provided in connection with statutory and regulatory filings or engagements to comply with generally accepted auditing standards and include comfort and consent letters in connection with SEC filings and financing transactions.

(b) Audit-Related Fees

Audit-related fees are fees billed by Miller, Ellin & Company, LLP and Rosen Seymour Shapss Martin & Company LLP, respectively, for assurance and related services that are reasonably related to the performance of an audit or review of our financial statements and are not reported under Audit Fees above.

(c) Tax Fees

Tax fees are fees billed by Miller, Ellin & Company, LLP and Rosen Seymour Shapss Martin & Company LLP, respectively, for professional services for tax compliance, tax advice and tax planning.

(d) All Other Fees

All other fees are fees billed by Miller, Ellin & Company, LLP and Rosen Seymour Shapss Martin & Company, respectively, for any services not included in the first three categories.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee charter provides that the Audit Committee will pre-approve audit services and non-audit services to be provided by our independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process, but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting. All audit and non-audit services performed by our independent accountants have been pre-approved by our Audit Committee to assure that such services do not impair the auditors' independence from us.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR the ratification of the appointment of the independent auditors.

OTHER BUSINESS

As of the date of this Proxy Statement, we know of no other business that will be presented for consideration at the Combined 2008 and 2009 Annual Meeting other than the items referred to above. If any other matter is properly brought before the Combined 2008 and 2009 Annual Meeting for action by shareholders, the persons designated as proxies will vote all shares in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with their best judgment.

ADDITIONAL INFORMATION

Householding

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple shareholders sharing an address, although each shareholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year’s Proxy Statement or Annual Report, please address your request for delivery of the Proxy Statement and/or Annual Report to Alan Weichselbaum, Acting Secretary, Jesup & Lamont, Inc., 650 Fifth Avenue, New York, New York 10019.

Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Shareholders

Shareholders interested in presenting a proposal for consideration at the Annual Meeting of shareholders in 2010 must follow the procedures found in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in Jesup’s 2010 proxy materials, all qualified proposals must be received by our Corporate Secretary no later than July 23, 2010. A shareholder who wishes to make a proposal at the next Annual Meeting without including the proposal in our proxy statement must notify our Corporate Secretary at our principal executive offices not later than the close of business on October 15, 2010 nor earlier than the close of business on September 6, 2010; provided, however, that if the date of the 2009 annual meeting is more than 30 days before or more than 30 days after December 31, 2010, notice by the shareholder to be timely must be so delivered not later than the close of business on the later of (i) the 90th day prior to the 2010 annual meeting or (ii) the 10th day following the day on which public announcement of the date of the 2010 annual meeting is first made. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by us for the next Annual Meeting will have discretionary authority to vote on the proposal. Shareholder proposals should be addressed to Alan Weichselbaum, Acting Secretary, Jesup & Lamont, Inc., 650 Fifth Avenue, New York, New York 10019.

EVERY SHAREHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE
ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT
PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 19, 2009

Jesup's Annual Report to Shareholders for the years ended December 31, 2007 and 2008, including Audited Financial Statements, has been mailed with this proxy material. A copy of this Proxy Statement and our Annual Report is available at www.jesuplamont.com. We will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report on Form 10-KSB/A for the year ended December 31, 2007 and our Annual Report of Form 10-K for the year ended December 31, 2008, including the financial statements and financial statement schedules included therein. We will also furnish any exhibit to our Annual Report on Form 10-KSB/A or 10-K if specifically requested. All such requests should be directed to Alan Weichselbaum, Acting Secretary, Jesup & Lamont, Inc., 650 Fifth Avenue, New York, New York 10019.

By order of the Board of Directors

Steven M. Rabinovici
Chairman of the Board

April 22, 2009

APPENDIX A

JESUP & LAMONT, INC.
AMENDED AND RESTATED 2007 INCENTIVE COMPENSATION PLAN

1.	DEFINITIONS: As used herein, the following definitions shall apply:

(a)	"Administrator" shall mean the Board of Directors or the Committee if the Board of Directors, in its sole discretion, designates the Committee to administer the Plan.

(b)	"Board of Directors" shall mean the Board of Directors of the Corporation.

(c)
"Committee" shall mean the Compensation Committee designated by the Board of Directors of the Corporation, or such other committee as shall be specified by the Board of Directors to perform the functions and duties of the Committee under the Plan; provided, however, that the Committee shall comply with the requirements of (i) Rule 16b-3 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder.

(d)	"Corporation" shall mean Jesup & Lamont, Inc., a Florida corporation, or any successor thereof.

(e)	"Director" shall mean a member of the Board of Directors or a member of the board of directors of any Related Entity.

(f)
"Discretion" shall mean in the sole discretion of the Administrator, with no requirement whatsoever that the Administrator follow past practices, act in a manner consistent with past practices, or treat a key employee, consultant or advisor in a manner consistent with the treatment afforded other key employees, consultants or advisors with respect to the Plan.

(g)
"Eligible Participant" shall mean an employee of the Corporation or any Related Entity, Director (including, without limitation, an Outside Director), Officer, or consultant or advisor of the Corporation; provided, however, that any such consultant or advisor must be a natural person who has provided bona fide services to the Corporation and such services are not in connection with the offer or sale of securities in a capital raising transaction and do no directly or indirectly promote or maintain a market for the Corporation's securities.

(h)
"Incentive Option" shall mean an option to purchase Common Stock of the Corporation which meets the requirements set forth in the Plan and also meets the definition of an incentive stock option within the meaning of Section 422 of the Code; provided, however, that Incentive Options may only be granted to persons who are employees of the Corporation or of a subsidiary corporation in which the Corporation owns, directly or indirectly, 50% or more of the combined voting power of all classes of stock of the subsidiary corporation. The stock option agreement for an Incentive Option shall state that the option is intended to be an Incentive Option.

(i)
"Nonqualified Option" shall mean an option to purchase Common Stock of the Corporation which meets the requirements set forth in the Plan but does not meet the definition of an incentive stock option within the meaning of Section 422 of the Code. The stock option agreement for a Nonqualified Option shall state that the option is intended to be a Nonqualified Option.

(j)
"Officer" shall mean the Corporation's Chairman of the Board, President, Chief Executive Officer, principal financial officer, principal accounting officer, any vice-president of the Corporation in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Corporation. Officers of Related Entities shall be deemed Officers of the Corporation if they perform such policy-making functions for the Corporation. As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant. If pursuant to Item 401(b) of Regulation S-K (17 C.F.R. ss. 229.401(b)) the Corporation identifies a person as an "executive officer," the person so identified shall be deemed an "Officer" even though such person may not otherwise be an "Officer" pursuant to the foregoing provisions of this paragraph.

(k)
"Outside Director" shall mean a member of the Board of Directors who qualifies as an "outside director" under Section 162(m) of the Code and the regulations thereunder and as a "Non-Employee Director" under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

(l)	"Participant" shall mean any Eligible Participant who is designated by the Administrator under Paragraph 6 to participate in the Plan.

(m)	"Plan" shall mean this Jesup & Lamont, Inc. 2007 Incentive Compensation Plan.

(n)
"Related Entity" shall mean any Subsidiary, and any business, corporation, partnership, limited liability company or other entity in which the Corporation and its Subsidiaries now owns or hereafter acquires equity interests possessing 50% or more of the total combined voting power, directly or indirectly.

(o)
"Restricted stock award" shall mean a grant of Common Stock of the Corporation which is subject to forfeiture, restrictions against transfer, and such other terms and conditions determined by the Administrator, as provided in Paragraph 18.

(p)
"Stock appreciation right" shall mean a right to receive the appreciation in value, or a portion of the appreciation in value, of a specified number of shares of the Common Stock of the Corporation, as provided in Paragraph 12.

(q)
"Subsidiary" shall mean any corporation or similar entity in which the Corporation owns, directly or indirectly, stock or other equity interest ("Stock") possessing more than 25% of the combined voting power of all classes of Stock; provided, however, that an Incentive Option may be granted to an employee of a Subsidiary only if the Subsidiary is a corporation and the Corporation owns, directly or indirectly, 50% or more of the total combined voting power of all classes of Stock of the Subsidiary.

2.
PURPOSE OF PLAN: The purpose of the Plan is to provide Eligible Participants with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Corporation and its Subsidiaries, to join the interests of Eligible Participants with the interests of the shareholders of the Corporation, and to facilitate attracting and retaining employees, consultants and advisors of exceptional ability.

3.
ADMINISTRATION: The Plan shall be administered by the Administrator. Subject to the provisions of the Plan, the Administrator shall determine, from among the Eligible Participants, the persons to be granted stock options, stock appreciation rights and restricted stock, the amount of stock or rights to be optioned or granted to each such person, and the terms and conditions of any stock options, stock appreciation rights and restricted stock. Subject to the provisions of the Plan, the Administrator is authorized to interpret the Plan, to make, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the Plan's administration. Interpretation and construction of any provision of the Plan by the Administrator shall, unless otherwise determined by the Board of Directors in cases where the Committee is the Administrator, be final and conclusive. A majority of the Administrator shall constitute a quorum, and the acts approved by a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Administrator, shall be the acts of the Administrator.

4.
INDEMNIFICATION OF THE BOARD OF DIRECTORS AND COMMITTEE MEMBERS: In addition to such other rights of indemnification as they may have, the members of the Board of Directors and the Committee shall be indemnified by the Corporation in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any option, stock appreciation right or restricted stock granted hereunder to the full extent provided for under the Corporation's Bylaws with respect to indemnification of directors of the Corporation.

5.
MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN; MAXIMUM PER PERSON AWARD LIMIT: The maximum number of shares with respect to which stock options or stock appreciation rights may be granted or which may be awarded as restricted stock under the Plan shall be 10,000,000 shares in the aggregate of Common Stock of the Corporation. The number of shares with respect to which a stock appreciation right is granted, but not the number of shares which the Corporation delivers or could deliver to a Participant upon exercise of a stock appreciation right, shall be charged against the aggregate number of shares remaining available under the Plan; provided, however, that in the case of a stock appreciation right granted in conjunction with a stock option under circumstances in which the exercise of the stock appreciation right results in termination of the stock option and vice versa, only the number of shares subject to the stock option shall be charged against the aggregate number of shares remaining available under the Plan. If a stock option or stock appreciation right expires or terminates for any reason (other than termination as a result of the exercise of a related right) without having been fully exercised, or if shares of restricted stock are forfeited, the number of shares with respect to which the stock option or stock appreciation right was not exercised at the time of its expiration or termination, and the number of forfeited shares of restricted stock, shall again become available for the grant of stock options or stock appreciation rights, or the award of restricted stock, under the Plan, unless the Plan shall have been terminated.

The number of shares subject to each outstanding stock option, stock appreciation right or restricted stock award, the option price with respect to outstanding stock options, the grant value with respect to outstanding stock appreciation rights and the aggregate number of shares remaining available under the Plan shall be subject to such adjustment as the Administrator, in its Discretion, deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Corporation; provided, however, that no fractional shares shall be issued pursuant to the Plan, no rights may be granted under the Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding stock option, stock appreciation right, or restricted stock award.

Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, the aggregate number of awards granted to any one Participant may not exceed Seven Hundred and Fifty Thousand (750,000), subject to adjustment as provided in Section 8 hereof.

6.
PARTICIPANTS: The Administrator shall determine and designate from time to time, in its Discretion, from among the Eligible Participants, those persons who shall receive stock options, stock appreciation rights, or restricted stock who, in the judgment of the Administrator, are or will become responsible for the direction and financial success of the Corporation or any Subsidiary; provided, however, that Incentive Options may be granted only to persons who are employees of the Corporation or a Subsidiary, and in the case of a Subsidiary only if (i) the Corporation owns, directly or indirectly, 50% or more of the total combined voting power of all classes of Stock of the Subsidiary and (ii) the Subsidiary is a corporation. For the purposes of the Plan, eligible employees who may receive Incentive Options shall include Officers and Directors who are also employees of the Corporation or any Subsidiary.

7.
WRITTEN AGREEMENT: Each stock option, stock appreciation right and restricted stock award shall be evidenced by a written agreement (each a "Corporation-Participant Agreement") containing such provisions as may be approved by the Administrator. Each such Corporation-Participant Agreement shall constitute a binding contract between the Corporation and the Participant and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The terms of each such Corporation-Participant Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Administrator, in its Discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan.

8.
ALLOTMENT OF SHARES: Subject to the terms of the Plan, the Administrator shall determine and fix, in its Discretion, the number of shares of Common Stock with respect to which a Participant may be granted stock options and stock appreciation rights and the number of shares of restricted stock which a Participant may be awarded.

9.
STOCK OPTIONS: Subject to the terms of the Plan, the Administrator, in its Discretion, may grant to Participants either Incentive Options or Nonqualified Options or any combination thereof. Each option granted under the Plan shall designate the number of shares covered thereby, if any, with respect to which the option is an Incentive Option, and the number of shares covered thereby, if any, with respect to which the option is a Nonqualified Option.

10.
STOCK OPTION PRICE: Subject to the rules set forth in this Paragraph, at the time any stock option is granted, the Administrator, in its Discretion, shall establish the price per share for which the shares covered by the option may be purchased. With respect to an Incentive Option, such option price shall not be less than 100% of the fair market value of the stock on the date on which such option is granted; provided, however, that with respect to an Incentive Option granted to an employee who at the time of the grant owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of the Corporation or of any parent or subsidiary, the option price shall not be less than 110% of the fair market value of the stock on the date such option is granted. Fair market value of a share shall be determined by the Administrator. The option price shall be subject to adjustment in accordance with the provisions of Paragraph 5.

11.
PAYMENT OF STOCK OPTION PRICE: To exercise in whole or in part any stock option granted hereunder, payment of the option price in full in cash or, with the consent of the Administrator, in Common Stock of the Corporation or by a promissory note payable to the order of the Corporation in a form acceptable to the Administrator, shall be made by the Participant for all shares so purchased. Such payment may, with the consent of the Administrator, also consist of a cash down payment and delivery of such promissory note in the amount of the unpaid exercise price. In the Discretion of and subject to such conditions as may be established by the Administrator, payment of the option price may also be made by the Corporation retaining from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price of the number of shares with respect to which the Participant exercises the stock option. Such payment may also be made in such other manner as the Administrator determines is appropriate, in its Discretion. No Participant shall have any of the rights of a shareholder of the Corporation under any stock option until the actual issuance of shares to said Participant, and prior to such issuance no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraph 5.

12.
STOCK APPRECIATION RIGHTS: Subject to the terms of the Plan, the Administrator may grant stock appreciation rights to Participants either in conjunction with, or independently of, any stock options granted under the Plan. A stock appreciation right granted in conjunction with a stock option may be an alternative right wherein the exercise of the stock option terminates the stock appreciation right to the extent of the number of shares purchased upon exercise of the stock option and, correspondingly, the exercise of the stock appreciation right terminates the stock option to the extent of the number of shares with respect to which the stock appreciation right is exercised. Alternatively, a stock appreciation right granted in conjunction with a stock option may be an additional right wherein both the stock appreciation right and the stock option may be exercised. A stock appreciation right may not be granted in conjunction with an Incentive Option under circumstances in which the exercise of the stock appreciation right affects the right to exercise the Incentive Option or vice versa, unless the stock appreciation right, by its terms, meets all of the following requirements:

(a)	the stock appreciation right will expire no later than the Incentive Option;

(b)
the stock appreciation right may be for no more than the difference between the option price of the Incentive Option and the fair market value of the shares subject to the Incentive Option at the time the stock appreciation right is exercised;

(c)	the stock appreciation right is transferable only when the Incentive Option is transferable, and under the same conditions;

(d)	the stock appreciation right may be exercised only when the Incentive Option is eligible to be exercised; and

(e)	the stock appreciation right may be exercised only when the fair market value of the shares subject to the Incentive Option exceeds the option price of the Incentive Option.

Upon exercise of a stock appreciation right, a Participant shall be entitled to receive, without payment to the Corporation (except for applicable withholding taxes), an amount equal to the excess of or, in the Discretion of the Administrator if provided in the Corporation-Participant Agreement, a portion of the excess of (i) the then aggregate fair market value of the number of shares with respect to which the Participant exercises the stock appreciation right, over (ii) the aggregate fair market value of such number of shares at the time the stock appreciation right was granted. This amount shall be payable by the Corporation, in the Discretion of the Administrator, in cash or in shares of Common Stock of the Corporation or any combination thereof.

13.
GRANTING AND EXERCISING OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS: Subject to the provisions of this Paragraph, each stock option and stock appreciation right granted hereunder shall be exercisable at any such time or times or in any such installments as may be determined by the Administrator at the time of the grants; provided, however, no stock option or stock appreciation right may be exercisable prior to the expiration of six months from the date of grant unless the Participant dies or becomes disabled prior thereto. In addition, the aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year under any plan maintained by the Corporation (or any parent or subsidiary corporation of the Corporation) shall not exceed $100,000.

A Participant may exercise a stock option or stock appreciation right, if then exercisable, in whole or in part by delivery to the Corporation of written notice of the exercise, in such form as the Administrator may prescribe, accompanied, in the case of a stock option, by (i) payment for the shares with respect to which the stock option is exercised in accordance with Paragraph 11, or (ii) in the Discretion of the Administrator, irrevocable instructions to a stock broker to promptly deliver to the Corporation full payment for the shares with respect to which the stock option is exercised from the proceeds of the stock broker's sale of or loan against the shares. Except as provided in Paragraph 17 or as provided in any applicable Corporation-Participant Agreement, stock options and stock appreciation rights granted to a Participant may be exercised only while the Participant is an employee or consultant of the Corporation or a Subsidiary.

Successive stock options and stock appreciation rights may be granted to the same Participant, whether or not the stock option(s) and stock appreciation right(s) previously granted to such Participant remain unexercised. A Participant may exercise a stock option or a stock appreciation right, if then exercisable, notwithstanding that stock options and stock appreciation rights previously granted to such Participant remain unexercised.

14.
NON-TRANSFERABILITY OF INCENTIVE STOCK OPTIONS: No Incentive Stock Option granted under the Plan to a Participant shall be transferable by such Participant otherwise than by will or by the laws of descent and distribution, and Incentive Stock Options shall be exercisable, during the lifetime of the Participant, only by the Participant.

15.
TERM OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS: If not sooner terminated, each stock option and stock appreciation right granted hereunder shall expire not more than 10 years from the date of the granting thereof; provided, however, that with respect to an Incentive Option or a related stock appreciation right granted to a Participant who, at the time of the grant, owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of all classes of stock of the Corporation or of any parent or subsidiary, such option and stock appreciation right shall expire not more than five years after the date of granting thereof.

16.
CONTINUATION OF EMPLOYMENT: The Administrator may require, in its Discretion, that any Participant under the Plan to whom a stock option or stock appreciation right shall be granted shall agree in writing as a condition of the granting of such stock option or stock appreciation right to remain in the employ of the Corporation or a Subsidiary as an employee, consultant or advisor for a designed minimum period from the date of the granting of such stock option or stock appreciation right as shall be fixed by the Administrator.

17.
TERMINATION OF EMPLOYMENT: If the employment or consultancy of a Participant by the Corporation or a Subsidiary shall terminate, the Administrator may, in its Discretion, permit the exercise of stock options and stock appreciation rights granted to such Participant (i) for a period not to exceed three months following termination of employment with respect to Incentive Options or related stock appreciation rights if termination of employment is not due to death or permanent disability of the Participant, (ii) for a period not to exceed one year following termination of employment with respect to Incentive Options or related stock appreciation rights if termination of employment is due to the death or permanent disability of the Participant, and (iii) for a period not to extend beyond the expiration date with respect to Nonqualified Options or related or independently granted stock appreciation rights. In no event, however, shall a stock option or stock appreciation right be exercisable subsequent to its expiration date and, furthermore, unless the Administrator in its Discretion determine otherwise, a stock option or stock appreciation right may only be exercised after termination of a Participant's employment or consultancy to the extent exercisable on the date of such termination or to the extent exercisable as a result of the reason for such termination. The period of time, if any, a Participant shall have to exercise stock options or stock appreciation rights upon termination of employment or consultancy shall be set forth in the Corporation-Participant Agreement, subject to extension of such time period by the Administrator in its Discretion.

18.
RESTRICTED STOCK AWARDS: Subject to the terms of the Plan, the Administrator may award shares of restricted stock to Participants. All shares of restricted stock granted to Participants under the Plan shall be subject to the following terms and conditions (and to such other terms and conditions prescribed by the Administrator):

(a)
At the time of each award of restricted shares, there shall be established for the shares a restricted period, which shall be no less than three months and no greater than five years. Such restricted period may differ among Participants and may have different expiration dates with respect to portions of shares covered by the same award.

(b)
Shares of restricted stock awarded to Participants may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered during the restricted period applicable to such shares. Except for such restrictions on transfer, a Participant shall have all of the rights of a shareholder in respect of restricted shares awarded to him or her including, but not limited to, the right to receive any dividends on, and the right to vote, the shares.

(c)
If the employment of a Participant as an employee, consultant or advisor of the Corporation or a Subsidiary terminates for any reason (voluntary or involuntary, and with or without cause) other than death or permanent disability, all shares theretofore awarded to the Participant which are still subject to the restrictions imposed by Paragraph 18(b) shall upon such termination of employment be forfeited and transferred back to the Corporation, without payment of any consideration by the Corporation. In the event such employment is terminated by action of the Corporation or a Subsidiary without cause or by agreement between the Corporation or a Subsidiary and the Participant, however, the Administrator may, in its Discretion, release some or all of the shares from the restrictions.

(d)
If the employment of a Participant as an employee, consultant or advisor of the Corporation or a Subsidiary terminates by reason of death or permanent disability, the restrictions imposed by Paragraph 18(b) shall lapse with respect to shares then subject to such restrictions, unless otherwise determined by the Administrator.

(e)
Stock certificates shall be issued in respect of shares of restricted stock awarded hereunder and shall be registered in the name of the Participant. Such certificates shall be deposited with the Corporation or its designee, together with a stock power endorsed in blank, and, in the Discretion of the Administrator, a legend shall be placed upon such certificates reflecting that the shares represented thereby are subject to restrictions against transfer and forfeiture.

(f)
At the expiration of the restricted period applicable to the shares, the Corporation shall deliver to the Participant or the legal representative of the Participant's estate the stock certificates deposited with it or its designee and as to which the restricted period has expired. If a legend has been placed on such certificates, the Corporation shall cause such certificates to be reissued without the legend.

In the case of events such as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Corporation, any stock, securities or other property which a Participant receives or is entitled to receive by reason of his or her ownership of restricted shares shall, unless otherwise determined by the Administrator, be subject to the same restrictions applicable to the restricted shares and shall be deposited with the Corporation or its designee.

19.
INVESTMENT PURPOSE: If the Administrator in its Discretion determines that as a matter of law such procedure is or may be desirable, it may require a Participant, upon any acquisition of Common Stock hereunder (whether by reason of the exercise of stock options or stock appreciation rights or the award of restricted stock) and as a condition to the Corporation's obligation to issue or deliver certificates representing such shares, to execute and deliver to the Corporation a written statement, in form satisfactory to the Administrator, representing and warranting that the Participant's acquisition of shares of stock shall be for such person's own account, for investment and not with a view to the resale or distribution thereof and that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (a) a registration statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which registration statement has become effective and is current with respect to the shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Corporation as to the availability of such exemption. The Corporation may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to a Participant under the Plan.

20.
RIGHTS TO CONTINUED EMPLOYMENT: Nothing contained in the Plan or in any stock option, stock appreciation right or restricted stock granted or awarded pursuant to the Plan, nor any action taken by the Administrator hereunder, shall confer upon any Participant any right with respect to continuation of employment as an employee, consultant or advisor of the Corporation or a Subsidiary nor interfere in any way with the right of the Corporation or a Subsidiary to terminate such person's employment at any time.

21.
WITHHOLDING PAYMENTS: If upon the exercise of a Nonqualified Option or stock appreciation right, or upon the award of restricted stock or the expiration of restrictions applicable to restricted stock, or upon a disqualifying disposition (within the meaning of Section 422 of the Code) of shares acquired upon exercise of an Incentive Option, there shall be payable by the Corporation or a Subsidiary any amount for income tax withholding, in the Administrator's Discretion, either the Corporation shall appropriately reduce the amount of Common Stock or cash to be delivered or paid to the Participant or the Participant shall pay such amount to the Corporation or Subsidiary to reimburse it for such income tax withholding. The Administrator may, in its Discretion, permit Participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of Common Stock delivered or deliverable by the Corporation upon exercise of a stock option or stock appreciation right or upon award of restricted stock appropriately reduced, or by electing to tender Common Stock back to the Corporation subsequent to exercise of a stock option or stock appreciation right or award of restricted stock, to reimburse the Corporation or a Subsidiary for such income tax withholding (any such election being irrevocable), subject to such rules and regulations as the Administrator may adopt, including such rules as it determines appropriate with respect to Participants subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to effect such tax withholding in compliance with the Rules established by the Securities and Exchange Commission (the "Commission") under Section 16 to the Exchange Act and the positions of the staff of the Commission thereunder expressed in no-action letters exempting such tax withholding from liability under Section 16(b) of the Exchange Act. The Administrator may make such other arrangements with respect to income tax withholding as it shall determine.

22.
EFFECTIVENESS OF PLAN: The Plan is effective as of January 27, 2009 and has been approved by the Board of Directors of the Corporation. Stock options, stock appreciation rights and restricted stock may be granted or awarded prior to shareholder approval of the Plan, but each such stock option, stock appreciation right or restricted stock grant or award shall be subject to shareholder approval of the Plan. No stock option or stock appreciation right may be exercised prior to shareholder approval, and any restricted stock awarded is subject to forfeiture if such shareholder approval is not obtained.

23.
TERMINATION, DURATION AND AMENDMENTS OF PLAN: The Plan may be abandoned or terminated at any time by the Board of Directors of the Corporation. Unless sooner terminated, the Plan shall terminate on the date ten years after its adoption by the Board of Directors, and no stock options, stock appreciation rights or restricted stock may be granted or awarded thereafter. The termination of the Plan shall not affect the validity of any stock option, stock appreciation right or restricted stock outstanding on the date of termination.

For the purpose of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board of Directors shall have the right, with or without approval of the shareholders of the Corporation, to amend or revise the terms of the Plan at any time, however, no such amendment or revision will, without the consent of the holder thereof, change the stock option price (other than anti-dilution adjustment) or alter or impair any stock option, stock appreciation right or restricted stock which has been previously granted or awarded under the Plan.

This Plan was originally approved by our Board of Directors on June 7, 2007, effective upon approval by our shareholders on September 28, 2007 and its amendment and restatement was approved by our Board of Directors on January 27, 2009, effective upon approval by the Corporation’s stockholders.

▼FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼
…………………………………………………………………………………………………………………………………………………………..
JESUP & LAMONT, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
THE COMBINED 2008 AND 2009 ANNUAL MEETING ON MAY 19, 2009.

The undersigned hereby appoints Steven Rabinovici and Alan Weichselbaum, and each of them, with full power of substitution, the attorneys and proxies of the undersigned to attend the Combined 2008 and 2009 Annual Meeting of Shareholders of Jesup & Lamont, Inc. (the "Company") to be held on May 19, 2009, at 10:00 am, local time, at Jesup & Lamont Securities Corporation, 650 Fifth Avenue, New York, NY 10019, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

▼FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼
…………………………………………………………………………………………………………………………………………………………..

				:	Please mark your votes like this	☒
	FOR election of all nominees	WITHHOLD vote from all nominees	FOR all nominees, EXCEPT for nominee(s) listed below from whom Vote is withheld.		FOR	AGAINST	ABSTAIN
1.ELECTION OF DIRECTORS	☐	☐	☐
2.  Approval of the amendment and restatement of our 2007 Incentive Compensation Plan to increase the maximum number of shares to be eligible for grant under the Plan by 6,000,000, up to an aggregate of 10,000,000.
					☐	☐	☐
Donald A. Wojnowski, Jr., Steven M. Rabinovici, John C. Rudy, Alan Weichselbaum, Benjamin J. Douek, Mark A. Wilton					FOR	AGAINST	ABSTAIN
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)				3. Approval of the proposed issuance of up to 20,000,000 shares of our Common Stock in exchange for and payment of an aggregate amount of up to $10,000,000 of our outstanding debt.	☐	☐	☐
					FOR	AGAINST	ABSTAIN
				4. Approval of the proposed issuance of Common Stock in payment of $116,164.00 of liquidated damages.	☐	☐	☐
					FOR	AGAINST	ABSTAIN
				5. Approval of a stock purchase plan to enable us to sell and issue up to $10,000,000 of shares of our Common Stock to our directors, officers, employees or consultants.	☐	☐	☐
					FOR	AGAINST	ABSTAIN
				6. Approval of a compensation plan to enable us to issue shares of our Common Stock to our employees or independent consultants as a portion of their compensation.	☐	☐	☐
					FOR	AGAINST	ABSTAIN
				7. Approval of an amendment to our Articles of Incorporation to increase our number of authorized shares of Common Stock and Preferred Stock.	☐	☐	☐
					FOR	AGAINST	ABSTAIN

8.   Confirmation of the appointment of Rosen Seymour Shapss Martin & Company LLP as Jesup's independent registered public accounting firm for the fiscal year ended December 31, 2008 and for the fiscal year ending December 31, 2009.
					☐	☐	☐

The shares represented by this Proxy, when this Proxy is properly signed, will be voted as directed or if no direction is indicated, will be voted FOR all nominees for director and FOR each of the proposals.

The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

IMPORTANT - PLEASE FILL IN, DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

Company ID:
Proxy Number:
Account Number:

Signature of Shareholder_____________________________________________	Signature of Shareholder_____________________________________________	Date_________
NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

IMPORTANT - PLEASE FILL IN, DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.